UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

6/30

Date of reporting period: 6/30/14

Item 1.  Reports to Stockholders.

GRANITE HARBOR ALTERNATIVE FUND

(FORMERLY SCA ABSOLUTE RETURN FUND)

INVESTOR SHARES - GHAFX

GRANITE HARBOR TACTICAL FUND

(FORMERLY SCA DIRECTIONAL FUND)

INVESTOR SHARES - GHTFX

ANNUAL REPORT

June 30, 2014

1-855-282-1100

www.graniteharborfunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.  Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Granite Harbor Alternative Fund and the Granite Harbor Tactical Fund.  Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Shareholder Letter for the June 30, 2014 Annual Report

Granite Harbor Alternative Fund (GHAFX)

Granite Harbor Tactical Fund (GHTFX)

Investment Philosophy:

Granite Harbor Alternative Fund

The Fund seeks long-term capital appreciation and income with lower volatility as compared to the U.S. equity and fixed income markets.  The Fund defines lower volatility to mean below 50% of the volatility of the S&P 500 Index.

Granite Harbor Tactical Fund

The Fund seeks long-term capital appreciation with moderate volatility as compared to the U.S. equity market.  The Fund defines moderate volatility to mean below 75% of the volatility of the S&P 500 Index.

Market Overview

The U.S. equity market continued its positive momentum during the year ended June 30, 2014 with the S&P 500 Index reaching new highs during the year.  Investors seemed undeterred by any political issues or even the uncertainty regarding potential Federal Reserve (the “Fed”) action.  More recently, investors have reacted positively to the Fed’s reaffirmation that it will continue to keep short-term interest rates near zero in an ongoing effort to bolster job creation and economic growth.  In response, investors continued to drive up equities resulting in an impressive gain of over 24% for the S&P 500 Index for the year ended June 30, 2014.

The Barclays U.S. Aggregate Bond Index returned 4.37% for the year ended June 30, 2014 as fixed income securities also provided attractive returns. After having a relatively flat second half of 2013, most of the index’s return came during the first half of 2014 as investors drove Treasury yields lower amid concerns of potentially weak U.S. economic growth and instability in the emerging markets. The drop in Treasury yields caught many investors off-guard as yields were expected to rise after the yield on the 10-year Treasury note finished at a two year high of 3.04% as of December 31, 2013.  However, the 10-year Treasury note yield dropped to 2.53% as of June 30, 2014, which seemed to signal that the bond market was not as optimistic as the stock market on U.S. economic growth.  High yield bonds and corporate bonds also had strong returns during the first half of 2014 adding to the index's overall gains.

Performance Summary

The Granite Harbor Alternative Fund returned +9.08% compared to +5.25% for the HFRX Global Hedge Fund Index, its benchmark, for the year ended June 30, 2014. The Fund’s significant outperformance of the benchmark mostly resulted from maintaining a higher net exposure to equities which benefited the Fund as U.S. equity markets rallied during the Fund’s fiscal year.  The Fund also generated attractive returns from credit related strategies during the bond market rally during the first half of 2014.  The Fund’s overall gains were partially offset by some hedging positions as the Fund was positioned to take advantage of the positive market environment but also control volatility.

The Granite Harbor Tactical Fund returned +11.11% compared to +7.56% for the HFRX Equity Hedge Index, its benchmark, for the year ended June 30, 2014.  The majority of the Fund’s returns were also generated from equities as the Fund increased net exposures during the period in order to benefit from the positive momentum.  The Fund also employed fewer hedging strategies than the benchmark during the period, which helped drive performance.  The higher overall net exposures positioned the Fund to achieve strong returns relative to the Fund’s benchmark for the year ended June 30, 2014.

Outlook

The global equity markets have surged during the past year as an ongoing global economic recovery and stimulative monetary policy from central banks have provided a supportive backdrop for equity prices.   We continue to believe that equities will trend higher during the next few quarters but with a higher degree of volatility.  With that in mind, we have reduced the overall equity exposure in both Granite Harbor Funds in order to mitigate the potential impact of higher expected volatility during the second half of 2014 and the first half of 2015.  We will continue to manage both Funds to complement each other while providing a diversified, multi-strategy, multi-manager alternative investment product that seeks to achieve attractive risk-adjusted returns.

As always, we appreciate your investment in the Granite Harbor Funds.

Best regards,

Gary Price, Managing Director

Genesis Capital LLC

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry. The HFRX Indices are compiled by Hedge Fund Research, Inc. and are not investable products. Investors cannot invest in an index; unmanaged index returns do not reflect any fees, expenses or sales charges.

The HFRX Equity Hedge Index is designed to be representative of equity hedge strategies which maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. The referenced index is shown for general market comparisons and is not meant to represent a Fund. Investors cannot invest in an index; unmanaged index returns do not reflect any fees, expenses or sales charges.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.  Investors cannot invest in an index; unmanaged index returns do not reflect any fees, expenses or sales charges.

The S&P 500 Index is a stock market index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors.  The S&P 500 Index is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.  Companies included in the index are selected by the S&P Index Committee, a team of analysts and economists at Standard & Poor's. The S&P 500 Index is a market value weighted index - each stock's weight is proportionate to its market value.

Per the fee table in the Granite Harbor Alternative Fund’s October 28, 2013 prospectus, the Fund’s total annual operating expenses are 3.93%.  Per the fee table in the Granite Harbor Tactical Fund’s October 28, 2013 prospectus, the Fund’s total operating expenses are 3.92%.

2234-NLD-7/28/2014

Granite Harbor Alternative Fund

PERFORMANCE OF A $10,000 INVESTMENT (Unaudited)

Since Inception through June 30, 2014*

	One Year	Since Inception*
Granite Harbor Alternative Fund	9.08%	3.61%
HFRX Global Hedge Fund Index**	5.25%	3.16%

________________

     * The Fund commenced operations on September 8, 2011.

**The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund’s expenses.  The Fund’s total gross annual operating expenses, including underlying funds, is 3.93% per the October 28, 2013 Prospectus.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares.  For performance information current to the most recent month-end, please call 1-855-282-1100.

PORTFOLIO COMPOSITION* (Unaudited)

GRANITE HARBOR ALTERNATIVE FUND
Common Stocks	44.5%
Mutual Funds	25.1%
Private Notes	12.4%
Bonds & Notes	11.1%
Exchange Traded Funds	3.5%
Hedge Funds	3.1%
Options Purchased	0.2%
Preferred Stocks	0.1%
100.0%

*Based on Portfolio Market Value of Investments as of June 30, 2014.

Granite Harbor Alternative Fund
PORTFOLIO OF INVESTMENTS
June 30, 2014
Shares		Value
	COMMON STOCKS - 37.71%
	ADVERTISING - 0.21%
1,708	Omnicom Group, Inc.	$ 121,644

	AGRICULTURE - 0.47%
2,421	Philip Morris International, Inc.	204,114
3,144	Vector Group Ltd.	65,018
		269,132
	APPAREL - 0.29%
809	Sketchers USA, Inc. - Class A *	36,971
1,996	VF Corp.	125,748
		162,719
	AUTO MANUFACTURERS - 0.75%
12,300	Ford Motor Co.	212,052
5,914	General Motors Co.	214,678
		426,730
	BANKS - 1.70%
10,080	Bank of America Corp.	154,930
2,100	Capital One Financial Corp.	173,460
3,060	Citigroup, Inc.	144,126
1,891	Northern Trust Corp.	121,421
10,330	Regions Financial Corp.	109,704
2,622	Texas Capital Bancshares, Inc. *	141,457
2,891	US Bancorp	125,238
		970,336
	BEVERAGES - 0.37%
3,214	Coca-Cola Co.	136,145
3,390	Embotelladora Andina SA - ADR	76,750
		212,895
	BIOTECHNOLOGY - 0.08%
758	BioMarin Pharmaceutical, Inc. *	47,155

	BUILDING MATERIALS - 0.53%
1,175	Eagle Materials, Inc.	110,779
399	Quanex Buildings Products Corp.	7,130
4,060	Simpson Manufacturing Co., Inc.	147,622
1,289	USG Corp. *	38,837
		304,368
	CHEMICALS - 1.54%
500	Air Products & Chemicals, Inc.	64,310
906	Ashland, Inc.	98,518
710	CF Industries Holdings, Inc.	170,776
917	Dow Chemical Co.	47,189
1,846	El du Pont de Nemours & Co.	120,802
947	Praxair, Inc.	125,800
2,660	RPM International, Inc.	122,839
4,410	Sociedad Quimica y Minera de Chile SA - ADR	129,257
		879,491

The accompanying notes are an integral part of these financial statements.

Granite Harbor Alternative Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014
Shares		Value
	COAL- 0.10%
2,746	SunCoke Energy, Inc. *	$ 59,039

	COMMERCIAL SERVICES - 1.96%
2,956	ADT Corp.	103,283
1,605	Automatic Data Processing, Inc.	127,244
5,070	CoreLogic, Inc. *	153,925
1,837	Euronet Worldwide, Inc. *	88,617
1,698	Hertz Global Holdings, Inc. *	47,595
4,428	KAR Auction Services, Inc.	141,120
2,598	Quanta Services, Inc. *	89,839
1,885	Ritchie Bros. Auctioneers, Inc.	46,465
6,379	Service Corp International	132,173
418	United Rentals, Inc. *	43,777
4,203	Vantiv, Inc. - Class A *	141,305
		1,115,343
	COMPUTERS - 0.30%
4,509	EMC Corp.	118,767
129	MTS Systems Corp.	8,741
2,080	Riverbed Technology, Inc. *	42,910
		170,418
	COSMETICS/PERSONAL CARE - 0.23%
1,916	Colgate-Palmolive Co.	130,633

	DISTRIBUTION/WHOLESALE - 0.17%
755	Arrow Electronics, Inc. *	45,610
1,567	Beacon Roofing Supply, Inc. *	51,899
		97,509
	DIVERSIFIED FINANCIAL SERVICES - 2.51%
37,612	Ellington Financial LLC ^	902,688
5,551	Fidelity National Financial - Class A	181,851
929	Intercontinental Exchange, Inc.	175,488
4,500	Ocwen Financial Corp. *	166,950
		1,426,977
	ELECTRIC - 0.68%
1,745	Dominion Resources, Inc.	124,802
1,743	Duke Energy Corp.	129,313
4,078	Xcel Energy, Inc.	131,434
		385,549
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.48%
660	EnerSys, Inc.	45,401
1,060	Hubbell, Inc. - Class B	130,539
1,030	Littelfuse, Inc.	95,739
		271,679
	ELECTRONICS - 0.85%
2,013	Benchmark Electronics, Inc. *	51,291
1,334	Honeywell International, Inc.	123,995
2,995	Jabil Circuit, Inc.	62,596
1,325	Rogers Corp. *	87,914
2,530	TE Connectivity Ltd.	156,455
		482,251

The accompanying notes are an integral part of these financial statements.

Granite Harbor Alternative Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014
Shares		Value
	ENVIRONMENTAL CONTROL - 0.23%
2,949	Waste Management, Inc.	$ 131,909

	FOOD - 0.43%
3,576	Mondelez International, Inc. - Class A	134,493
500	Pilgrim's Pride Corp. *	13,680
2,826	Safeway, Inc.	97,045
		245,218
	FOREST PRODUCTS & PAPER - 0.24%
2,697	International Paper Co.	136,118

	HAND/MACHINE TOOLS- 0.12%
774	Stanley Black & Decker Inc	67,973

	HEALTHCARE-PRODUCTS - 0.40%
1,957	Abaxis, Inc.	86,715
3,520	Patterson Cos, Inc.	139,075
		225,790
	HEALTHCARE-SERVICES - 0.21%
2,272	Air Methods Corp. *	117,349

	HOME BUILDERS - 0.25%
6,980	Brookfield Residential Properties, Inc. *	144,835

	HOME FURNISHINGS - 0.16%
1,539	Tempur Sealy International, Inc. *	91,878

	HOUSEHOLD PRODUCTS/WARES - 0.07%
501	WD-40 Co.	37,685

	INSURANCE - 1.28%
338	Alleghany Corp. *	148,085
1,477	Aon PLC	133,063
3,340	Arthur J Gallagher & Co.	155,644
3,821	Assured Guaranty Ltd.	93,614
1,389	Chubb Corp.	128,024
2,300	Horace Mann Educators Corp.	71,921
		730,351
	INTERNET - 1.58%
3,910	eBay, Inc. *	195,734
3,295	FTD Cos., Inc. *	104,748
1,398	IAC/InterActiveCorp.	96,783
1,000	LinkedIn Corp. *	171,470
2,605	RingCentral, Inc. - Class A *	39,414
1,190	Textura Corp. *	28,132
6,500	Twitter, Inc. *#	266,305
		902,586

The accompanying notes are an integral part of these financial statements.

Granite Harbor Alternative Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014
Shares		Value
	LODGING - 0.37%
4,240	Home Inns & Hotels Management, Inc. - ADR *	$ 145,135
800	Starwood Hotels & Resorts Worldwide, Inc.	64,656
		209,791
	MACHINERY-CONSTRUCTION & MINING - 0.22%
1,140	Caterpillar, Inc.	123,884

	MACHINERY-DIVERSIFIED - 0.48%
1,180	Deere & Co.	106,849
4,200	Xylem, Inc.	164,136
		270,985
	MEDIA - 0.69%
21,136	Demand Media, Inc. *	101,876
7,577	Gray Television, Inc. *	99,486
4,996	News Corp. - Class A *	89,628
1,167	Tribune Co. *	99,253
		390,243
	MINING - 0.87%
6,860	Barrick Gold Corp.	125,538
2,030	Compass Minerals International, Inc.	194,352
1,064	Hi-Crush Partners LP	69,756
4,280	MAG Silver Corp. *	40,489
1,179	US Silica Holdings, Inc.	65,364
		495,499
	MISCELLANEOUS MANUFACTURING - 1.70%
4,500	Actuant Corp. - Class A	155,565
1,374	EnPro Industries, Inc. *	100,522
4,782	General Electric Co.	125,671
1,316	Ingersoll-Rand PLC - Class A	82,263
2,900	ITT Corp.	139,490
1,020	Pall Corp.	87,098
2,280	Pentair Ltd.	164,433
1,060	SPX Corp.	114,703
		969,745
	OIL & GAS - 1.87%
1,044	Chevron Corp.	136,294
1,763	ConocoPhillips	151,142
2,576	Energy XXI Bermuda Ltd.	60,871
2,130	Exxon Mobil Corp.	214,448
1,297	Goodrich Petroleum Corp. *	35,797
3,254	Halcon Resources Corp. *	23,722
4,340	Laredo Petroleum, Inc. *	134,453
132	Vermilion Energy, Inc.	9,201
2,125	Whiting Petroleum Corp. *	170,531
5,490	WPX Energy, Inc. *	131,266
		1,067,725

The accompanying notes are an integral part of these financial statements.

Granite Harbor Alternative Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014
Shares		Value
	OIL & GAS SERVICES - 0.30%
768	ION Geophysical Corp. *	$ 3,241
1,236	Newpark Resources, Inc. *	15,401
1,271	Schlumberger Ltd.	149,914
		168,556
	PHARMACEUTICALS - 1.58%
4,361	Abbott Laboratories	178,365
274	AstraZeneca PLC - ADR	20,361
1,483	Johnson & Johnson	155,151
2,185	Merck & Co., Inc.	126,402
5,292	Pfizer, Inc.	157,067
4,100	Teva Pharmaceutical Industries Ltd. - ADR	214,922
1,468	Zoetis, Inc.	47,372
		899,640
	PIPELINES - 0.04%
395	ONEOK Partners LP	23,147

	PRIVATE EQUITY - 0.35%
8,200	KKR & Co. LP	199,506

	REAL ESTATE - 0.76%
3,850	Alexander & Baldwin, Inc.	159,582
4,130	Cheung Kong Holdings Ltd. - ADR	73,197
1,250	Howard Hughes Corp. *	197,288
		430,067
	REITS - 5.18%
1,000	American Tower Corp.	89,980
5,000	AmREIT, Inc.	91,500
1,000	AvalonBay Communites, Inc.	142,190
1,000	Boston Properties, Inc.	118,180
1,750	Camden Property Trust	124,513
2,000	CoreSite Realty Corp.	66,140
4,000	Cousins Properties, Inc.	49,800
1,500	CyrusOne, Inc.	37,350
1,000	Digital Realty Trust, Inc.	58,320
3,000	Douglas Emmett, Inc.	84,660
3,500	Duke Realty Corp.	63,560
1,250	EastGroup Properties, Inc.	80,288
500	Essex Property Trust, Inc.	92,455
2,000	Extra Space Storage, Inc.	106,500
2,000	General Growth Properties, Inc.	47,120
4,500	Glimcher Realty Trust	48,735
13,000	Hersha Hospitality Trust	87,230
3,000	Host Hotels & Resorts, Inc.	66,030
2,100	Hudson Pacific Properties, Inc.	53,214
8,000	Kite Realty Group Trust	49,120
1,250	Macerich Co.	83,437
3,926	NorthStar Realty Finance Corp.	68,234

The accompanying notes are an integral part of these financial statements.

Granite Harbor Alternative Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014
Shares		Value
	REITS (Continued) - 5.18%
3,530	Plum Creek Timber Co., Inc.	$ 159,203
1,750	Prologis, Inc.	71,908
3,650	Senior Housing Properties Trust	88,658
1,600	Simon Property Group, Inc.	266,048
1,500	Sovran Self Storage, Inc.	115,875
526	Summit Hotel Properties, Inc.	5,576
2,000	Tanger Factory Outlet Centers, Inc.	69,940
1,000	Taubman Centers, Inc.	75,810
4,000	UDR, Inc.	114,520
750	Vornado Realty Trust	80,047
800	Washington Prime Group, Inc. *	14,992
1,600	Washington Real Estate Investment Trust	41,568
1,600	Weingarten Realty Investors	52,544
5,463	Winthrop Realty Trust	83,857
		2,949,102
	RETAIL - 1.57%
1,058	ANN, Inc. *	43,526
2,670	Bed Bath & Beyond, Inc. *	153,205
4,370	Coach, Inc.	149,410
1,096	Conn's, Inc. *	54,132
2,974	Finish Line, Inc. - Class A	88,447
1,566	Home Depot, Inc.	126,783
1,263	McDonald's Corp.	127,235
4,470	Urban Outfitters, Inc. *	151,354
		894,092
	SEMICONDUCTORS - 0.97%
3,141	Applied Micro Circuits Corp. *	33,954
7,303	Atmel Corp. *	68,429
2,598	Microchip Technology, Inc.	126,808
2,948	PMC-Sierra, Inc. *	22,434
1,567	QUALCOMM, Inc.	124,107
1,780	Skyworks Solutions, Inc.	83,589
4,276	Ultratech, Inc. *	94,842
		554,163
	SOFTWARE - 0.31%
1,466	Activision Blizzard, Inc.	32,692
6,511	CDC Corp. - Class A * (a)	1,823
1,151	Citrix Systems, Inc. *	71,995
3,850	RADWARE Ltd. *	64,949
119,368	Trident Microsystems, Inc. * (a)	4,178
		175,637
	STORAGE / WAREHOUSING - 0.18%
2,174	Mobile Mini, Inc.	104,113

The accompanying notes are an integral part of these financial statements.

Granite Harbor Alternative Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014
Shares		Value
	TELECOMMUNICATIONS - 1.05%
3,529	AT&T, Inc.	$ 124,786
2,406	Ciena Corp. *	52,114
8,692	Globalstar, Inc. *	36,941
6,180	RF Micro Devices, Inc. *	59,266
747	Telephone & Data Systems, Inc.	19,504
489	United States Cellular Corp. *	19,951
5,821	Verizon Communications, Inc.	284,822
		597,384
	TRANSPORTATION - 0.99%
3,018	ArcBest Corp.	131,313
1,025	Con-Way, Inc.	51,670
660	Landstar System, Inc.	42,240
2,298	Roadrunner Transportation Systems, Inc. *	64,574
514	Ryder Transportation, Inc.	45,278
1,496	Swift Transportation Co. *	37,744
1,872	United Parcel Service, Inc. - Class B	192,180
		564,999
	TRUCKING & LEASING - 0.04%
426	Greenbrier Cos., Inc. *	24,538

	TOTAL COMMON STOCKS ( Cost - $19,116,957)	21,478,376

	MUTUAL FUNDS - 21.20%
	ASSET ALLOCATION FUND - 7.43%
108,063	361 Managed Futures Strategy Fund - Cl. I ^	1,209,223
198,455	Absolute Strategies Fund *	2,200,874
25,445	Ivy Asset Strategy Fund - Cl. I	818,066
		4,228,163
	DEBT FUND - 3.12%
211,158	Oppenheimer Senior Floating Rate Fund - Cl. A ^	1,777,949

	EQUITY FUND - 10.65%
245,201	Calamos Market Neutral Income Fund - Cl. I ^	3,182,711
123,846	Goldman Sachs MLP Energy Infrastructure Fund	1,617,427
107,423	Swan Defined Risk Fund - Cl. I	1,263,291
		6,063,429

	TOTAL MUTUAL FUNDS ( Cost - $11,768,922)	12,069,541

	HEDGE FUND - 2.68%
1,291,579	Raven Rock Credit Fund, LP *(a)(c)	1,523,432
	TOTAL HEDGE FUND ( Cost - $1,291,579)

	EXCHANGE TRADED FUNDS - 2.95%
9,350	Vanguard S&P 500 ETF ^	1,677,671
	TOTAL EXCHANGE TRADED FUNDS ( Cost - $1,639,656)

The accompanying notes are an integral part of these financial statements.

Granite Harbor Alternative Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014
Shares		Dividend Rate	Maturity	Value
	PREFERRED STOCK - 0.05%
533	Weyerhaeuser Co.	6.375%	7/1/2016	$ 30,248
	TOTAL PREFERRED STOCK ( Cost - $27,548)

	BONDS & NOTES - 9.36%
Principal	BANKS - 4.99%	Interest Rate
$ 400,000	Goldman Sachs Group, Inc. + - Based on the EURO STOXX Index (leveraged)	0.000%	2/26/2018	535,124
500,000	Goldman Sachs Group, Inc. + - Based on the EURO STOXX 50 Index	0.000%	4/2/2018	622,301
1,500,000	Morgan Stanley+ - Based on the EURO STOXX 50 Index	9.000%	2/24/2023	1,684,800
				2,842,225
	CHEMICALS - 0.21%
63,000	Momentive Performance Materials, Inc. (b)	8.875%	10/15/2020	67,253
159,000	Momentive Performance Materials, Inc. (b)	11.500%	12/1/2016	50,085
				117,338
	DIVERSIFIED FINANCIAL SERVICES - 2.38%
1,000,000	Credit Suisse Securities USA LLC + - Based on S&P 500 Index	0.000%	6/1/2017	1,357,500

	ENTERTAINMENT - 0.22%
175,947	Chukchansi Economic Development Authority - 144A	10.250%	5/30/2020	123,163

	ENVIRONMENTAL CONTROL - 0.10%
61,000	Tervita Corp. - 144A	9.750%	11/1/2019	59,475

	RETAIL - 0.98%
89,000	Bon-Ton Department Stores, Inc.	10.625%	7/15/2017	89,111
116,000	Claire's Stores, Inc.	8.875%	3/15/2019	100,920
118,000	JC Penny Corp., Inc.	6.375%	10/15/2036	96,170
117,000	Logan's Roadhouse, Inc.	10.750%	10/15/2017	95,062
128,300	Neebo, Inc. - 144A	15.000%	6/30/2016	133,432
48,000	Toys R US - Delaware, Inc. - 144A	7.375%	9/1/2016	44,160
				558,855
	TELECOMMUNICATIONS - 0.48%
165,000	Alaska Communications Systems Group - @	6.250%	5/1/2018	134,062
156,000	NII Capital Corp.	10.000%	8/15/2016	48,360
86,000	United States Cellular Corp.	6.700%	12/15/2033	88,074
				270,496

	TOTAL BONDS & NOTES ( Cost - $4,462,150)			5,329,052

	PRIVATE NOTES - 10.54%
1,500,000	Aequitas Commercial Finance, LLC (a)(c)	11.000%	7/5/2014	1,500,000
2,500,000	Aequitas Commercial Finance, LLC (a)(c)	11.000%	2/28/2015	2,500,000
2,000,000	Aequitas Commercial Finance, LLC (a)(c)	11.000%	6/3/2015	2,000,000
	TOTAL PRIVATE NOTES ( Cost - $6,000,000)			6,000,000

The accompanying notes are an integral part of these financial statements.

Granite Harbor Alternative Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014
Contracts**		Value
	OPTIONS PURCHASED * - 0.15%
	CALL OPTIONS PURCHASED - 0.05%
	CBS Corp.
32	Expiration July 2014, Exercise Price $80.00	$ 64
	Lorillard, Inc.
31	Expiration September 2014, Exercise Price $62.50	8,556
	PowerShares QQQ
44	Expiration August 2014, Exercise Price $97.00	1,452
	United Continental Holdings, Inc.
65	Expiration September 2014, Exercise Price $42.00	20,150
	TOTAL CALL OPTIONS PURCHASED (Cost - $35,181)	30,222

	PUT OPTIONS PURCHASED - 0.10%
	CBS Corp.
10	Expiration July 2014, Exercise Price $57.50	300
	iShares Russell 2000 ETF
83	Expiration July 2014, Exercise Price $111.00	1,660
	iShares 20+ Year Treasury Bond ETF
107	Expiration January 2015, Exercise Price $105.00	14,124
	PowerShares QQQ
44	Expiration August 2014, Exercise Price $88.00	1,232
	SPDR S&P 500 ETF Trust
52	Expiration July 2014, Exercise Price $188.00	1,664
	SPDR S&P 500 ETF Trust
82	Expiration July 2014, Exercise Price $192.00	7,134
	SPDR S&P 500 ETF Trust
106	Expiration July 2014, Exercise Price $195.00	15,476
	SPDR S&P 500 ETF Trust
44	Expiration August 2014, Exercise Price $193.00	8,008
	Twitter, Inc.
65	Expiration July 2014, Exercise Price $39.00	4,225
	TOTAL PUT OPTIONS PURCHASED (Cost - $137,964)	53,823

	TOTAL OPTIONS PURCHASED ( Cost - $173,145)	84,045

	TOTAL INVESTMENTS ( Cost - $44,479,957) (d) - 84.64%	$ 48,192,365
	SECURITIES SOLD SHORT ( Proceeds - $4,057,693)(d) - (7.30)%	(4,153,705)
	OPTION CONTRACTS WRITTEN (Premiums Received - $121,528)(d) - (0.25)%	(141,053)
	OTHER ASSETS LESS LIABILITIES - 22.91%	13,030,457
	NET ASSETS - 100.0%	$ 56,928,064

	SECURITIES SOLD SHORT* - (7.30) %
Shares	COMMON STOCKS - (2.27)%
	APPAREL - (0.09)%
(1,415)	Steven Madden Ltd.	(48,535)

The accompanying notes are an integral part of these financial statements.

Granite Harbor Alternative Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014
Shares		Value
	BEVERAGES - (0.10)%
(1,001)	Dr. Pepper Snapple Group, Inc.	$ (58,639)

	COMMERCIAL SERVICES - (0.08)%
(5,262)	Builders FirstSource, Inc.	(39,360)
(275)	Continental Building Products, Inc.	(4,235)
		(43,595)
	COMPUTERS - (0.30)%
(1,600)	3D Systems Corp.	(95,680)
(964)	Jack Henry & Associates, Inc.	(57,290)
(172)	Synaptics, Inc.	(15,590)
		(168,560)
	HEALTHCARE-PRODUCTS - (0.10)%
(1,775)	Hanger, Inc.	(55,824)

	HOME BUILDERS - (0.19)%
(1,883)	Thor Industries, Inc.	(107,086)

	IRON/STEEL - (0.02)%
(793)	Commercial Metals Co.	(13,727)

	MEDIA - (0.07)%
(656)	CBS Corp. - Class B #	(40,764)

	OIL & GAS SERVICES - (0.04)%
(149)	CARBO Ceramics, Inc.	(22,963)

	REITS - (0.06)%
(2,082)	NorthStar Realty Finance Corp.	(34,978)

	RETAIL - (0.31)%
(1,805)	Del Frisco's Restaurant Group, Inc.	(49,746)
(1,421)	Hibbett Sports, Inc.	(76,975)
(660)	Nu Skin Enterprises, Inc. - Class A	(48,814)
		(175,535)
	SEMICONDUCTORS - (0.35)%
(1,316)	Lattice Semiconductor Corp.	(10,857)
(461)	Maxim Intergrated Products, Inc.	(15,586)
(530)	Power Integrations, Inc.	(30,496)
(1,800)	QUALCOMM, Inc.	(142,560)
		(199,499)
	SOFTWARE - (0.24)%
(3,005)	Callidus Software, Inc.	(35,880)
(1,372)	Dealertrack Technologies, Inc.	(62,206)
(1,720)	Qlik Technologies, Inc.	(38,906)
		(136,992)

The accompanying notes are an integral part of these financial statements.

Granite Harbor Alternative Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014
Shares				Value
	TRANSPORTATION - (0.32)%
(3,224)	Heartland Express, Inc.			$ (68,800)
(850)	Hub Group, Inc. - Class A			(42,840)
(2,701)	Werner Enterprises, Inc.			(71,604)
				(183,244)

	TOTAL COMMON STOCKS - (Proceeds - $1,253,113)			(1,289,941)

	EXCHANGE TRADED FUNDS - (4.79)%
	COMMODITY FUNDS - (0.07)%
(2,043)	iShares Silver Trust			(41,371)

	DEBT FUNDS - (0.11)%
(1,556)	SPDR Barclays High Yield Bond ETF			(64,932)

	EQUITY FUNDS - (4.61)%
(1,749)	Consumer Staples Select Sector SPDR Fund			(78,040)
(330)	Energy Select Sector SPDR Fund			(33,033)
(4,071)	Industrial Select Sector SPDR Fund			(220,078)
(9,300)	iShares MSCI Emerging Markets ETF			(402,039)
(3,780)	iShares Russell 2000 ETF #			(449,102)
(1,012)	Market Vectors Semiconductor ETF			(50,084)
(1,014)	Materials Select Sector SPDR Fund			(50,335)
(857)	Powershares QQQ Trust Series 1 #			(80,481)
(4,100)	SPDR S&P 500 ETF Trust #			(802,452)
(392)	SPDR S&P MidCap 400 ETF Trust			(102,139)
(9,215)	Technology Select Sector SPDR Fund			(353,395)
				(2,621,178)

	TOTAL EXCHANGE TRADED FUNDS - (Proceeds - $2,667,604)			(2,727,481)

Principal	BONDS & NOTES - (0.24) %	Interest Rate	Maturity
	INTERNET - (0.16) %
$ (89,000)	IAC/InterActiveCorp.	4.875%	11/30/2018	(92,783)

	RETAIL - (0.08) %
(58,000)	Toys R Us, Inc.	7.375%	10/15/2018	(43,500)

	TOTAL BONDS & NOTES ( Cost - $136,976)			(136,283)

	TOTAL SECURITIES SOLD SHORT - (Proceeds - $4,057,693)			(4,153,705)

Contracts***	OPTIONS CONTRACTS WRITTEN * - (0.25) %
	CALL OPTIONS CONTRACTS WRITTEN - (0.13) %
	S&P 500 Index
(2)	Expiration July 2014, Exercise Price $1,904.00			(11,462)
	S&P 500 Index
(1)	Expiration July 2014, Exercise Price $1,927.00			(3,551)

The accompanying notes are an integral part of these financial statements.

Granite Harbor Alternative Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014
Contracts***		Value
	S&P 500 Index
(2)	Expiration July 2014, Exercise Price $1,901.00	$ (12,192)
	S&P 500 Index
(2)	Expiration July 2014, Exercise Price $1,911.00	(10,398)
	S&P 500 Index
(2)	Expiration July 2014, Exercise Price $1,927.00	(7,948)
	S&P 500 Index
(2)	Expiration July 2014, Exercise Price $1,947.00	(5,012)
	S&P 500 Index
(2)	Expiration July 2014, Exercise Price $1,954.00	(4,540)
	S&P 500 Index
(1)	Expiration July 2014, Exercise Price $1,971.00	(1,369)
	S&P 500 Index
(2)	Expiration August 2014, Exercise Price $1,978.00	(2,244)
	S&P 500 Index
(1)	Expiration August 2014, Exercise Price $1,981.00	(1,103)
	S&P 500 Index
(1)	Expiration August 2014, Exercise Price $1,976.00	(1,379)
	S&P 500 Index
(1)	Expiration August 2014, Exercise Price $1,966.00	(2,011)
	S&P 500 Index
(1)	Expiration August 2014, Exercise Price $1,972.00	(1,733)
	S&P 500 Index
(2)	Expiration August 2014, Exercise Price $1,979.00	(3,138)
	Twitter, Inc.
(32)	Expiration August 2014, Exercise Price $45.00	(4,640)
	TOTAL CALL OPTIONS CONTRACTS WRITTEN (Premiums Received - $37,112)	(72,720)

	PUT OPTIONS CONTRACTS WRITTEN - (0.12) %
	CBS Corp.
(32)	Expiration July 2014, Exercise Price $80.00	(57,984)
	iShares 20+ Year Treasury Bond ETF
(94)	Expiration January 2015, Exercise Price $100.00	(5,452)
	Lorillard, Inc.
(31)	Expiration September 2014, Exercise Price $50.00	(1,705)
	SPDR S&P 500 ETF Trust
(52)	Expiration July 2014, Exercise Price $182.00	(728)
	SPDR S&P 500 ETF Trust
(44)	Expiration August 2014, Exercise Price $183.00	(2,464)
	TOTAL PUT OPTIONS CONTRACTS WRITTEN (Premiums Received - $84,416)	(68,333)

	TOTAL OPTIONS CONTRACTS WRITTEN - (Premiums Received - $121,528)	(141,053)

The accompanying notes are an integral part of these financial statements.

Granite Harbor Alternative Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014

* Non-Income producing security.
** Each Purchased Call/Put Option contract allows the Fund to purchase/sell 100 shares of the underlying security at the exercise price.
*** Each Written Call/Put Option contract allows the holder to purchase/sell 100 shares of the underlying security from/to the Fund at the stated exercise price.
^ All or part of the security was held as collateral for securities sold short as of June 30, 2014.
# Subject to put and call purchased or written options
+ Structured Notes
@ - Convertible bond
144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The aggregate value of such securities is $360,230 or 0.63% of net assets.
ADR - American Depositary Receipt
REIT - Real Estate Investment Trust
PLC - Public Limited Company
(a) Securities for which market quotations are not readily available. The aggregate value of such securities is $7,529,433 or 13.23%
of net assets and they have been fair valued under procedures approved by the Fund's Board of Trustees.
(b) Interest on security is contingent
(c) Restricted securities. The aggregate value of such securities is 13.22% of net assets and they have been fair valued under procedures established by the Fund's Board of Trustees. (See note 7)
(d) Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes, including short sales and written options is $40,455,442 and differs from value by unrealized appreciation (depreciation) of securities, short sales and written options as follows:

	Unrealized Appreciation:	$ 4,066,278
	Unrealized Depreciation:	(624,113)
	Net Unrealized Appreciation:	$ 3,442,165

The accompanying notes are an integral part of these financial statements.

Granite Harbor Tactical Fund

PERFORMANCE OF A $10,000 INVESTMENT (Unaudited)

Since Inception through June 30, 2014*

	One Year	Since Inception*
Granite Harbor Tactical Fund	11.11%	6.54%
HFRX Equity Hedge Fund Index**	7.56%	4.17%

________________

     *The Fund commenced operations on September 8, 2011.

**HFRX Equity Hedge Fund Index strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested in equities, both long and short.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions.  Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund’s expenses.  The Fund’s total gross annual operating expenses, including underlying funds, is 3.92% per the October 28, 2013 Prospectus.  The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares.  For performance information current to the most recent month-end, please call 1-855-282-1100.

PORTFOLIO COMPOSITION* (Unaudited)

GRANITE HARBOR TACTICAL FUND
Common Stocks	43.2%
Mutual Funds	18.7%
Bonds & Notes	12.6%
Private Notes	12.0%
Exchange Traded Funds	10.7%
Hedge Fund	2.5%
Options Purchased	0.2%
Preferred Stocks	0.1%
100.0%

*Based on Portfolio Market Value of Investments as of June 30, 2014.

Granite Harbor Tactical Fund
PORTFOLIO OF INVESTMENTS
June 30, 2014
Shares		Value
	COMMON STOCKS - 36.17%
	ADVERTISING - 0.16%
1,086	Omnicom Group, Inc.	$ 77,345

	AGRICULTURE - 0.31%
1,426	Philip Morris International, Inc.	120,227
1,610	Vector Group Ltd.	33,296
		153,523
	APPAREL - 0.23%
745	Sketchers USA, Inc. - Class A *	34,047
1,267	VF Corp.	79,821
		113,868
	AUTO MANUFACTURERS - 1.24%
20,400	Ford Motor Co.	351,696
7,234	General Motors Co.	262,594
		614,290
	BANKS - 2.32%
11,900	Bank of America Corp.	182,903
3,350	Capital One Financial Corp.	276,710
3,610	Citigroup, Inc.	170,031
1,201	Northern Trust Corp.	77,116
12,140	Regions Financial Corp.	128,927
4,382	Texas Capital Bancshares, Inc. *	236,409
1,837	US Bancorp	79,579
		1,151,675
	BEVERAGES - 0.36%
2,042	Coca-Cola Co.	86,499
4,010	Embotelladora Andina SA - ADR	90,786
		177,285
	BIOTECHNOLOGY - 0.05%
388	BioMarin Pharmaceutical, Inc. *	24,137

	BUILDING MATERIALS - 0.65%
1,110	Eagle Materials, Inc.	104,651
367	Quanex Building Products Corp.	6,558
4,800	Simpson Manufacturing Co., Inc.	174,528
1,219	USG Corp. *	36,728
		322,465
	CHEMICALS - 1.62%
590	Air Products & Chemicals, Inc.	75,886
464	Ashland, Inc.	50,455
840	CF Industries Holdings, Inc.	202,045
470	Dow Chemical Co.	24,186
1,174	Du Pont de Nemours & Co.	76,827
601	Praxair, Inc.	79,837
3,140	RPM International, Inc.	145,005
5,190	Sociedad Quimica y Minera de Chile SA - ADR	152,119
		806,360

The accompanying notes are an integral part of these financial statements.

Granite Harbor Tactical Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014
Shares		Value
	COAL - 0.06%
1,407	SunCoke Energy, Inc. *	$ 30,251

	COMMERCIAL SERVICES - 2.05%
1,513	ADT Corp.	52,864
1,020	Automatic Data Processing, Inc.	80,865
5,980	CoreLogic, Inc. *	181,553
1,692	Euronet Worldwide, Inc. *	81,622
870	Hertz Global Holdings, Inc. *	24,386
4,095	KAR Auction Services, Inc.	130,508
2,402	Quanta Services, Inc. *	83,061
1,741	Ritchie Bros. Auctioneers, Inc.	42,916
3,265	Service Corp International	67,651
384	United Rentals, Inc. *	40,216
6,953	Vantiv, Inc. - Class A *	233,760
		1,019,402
	COMPUTERS - 1.56%
7,000	Apple, Inc. ^	650,510
2,866	EMC Corp.	75,490
118	MTS Systems Corp.	7,996
1,923	Riverbed Technology, Inc. *	39,671
		773,667
	COSMETICS/PERSONAL CARE - 0.17%
1,218	Colgate-Palmolive Co.	83,043

	DISTRIBUTION/WHOLESALE - 0.18%
694	Arrow Electronics, Inc. *	41,925
1,446	Beacon Roofing Supply, Inc. *	47,891
		89,816
	DIVERSIFIED FINANCIAL SERVICES - 1.29%
3,065	Fidelity National Financial - Class A	100,409
1,498	Intercontinental Exchange, Inc.	282,972
6,900	Ocwen Financial Corp. *	255,990
		639,371
	ELECTRIC - 0.49%
1,108	Dominion Resources, Inc.	79,244
1,108	Duke Energy Corp.	82,203
2,591	Xcel Energy, Inc.	83,508
		244,955
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.62%
610	EnerSys, Inc.	41,962
1,250	Hubbell, Inc. - Class B	153,938
1,220	Littelfuse, Inc.	113,399
		309,299
	ELECTRONICS - 0.91%
1,854	Benchmark Electronics, Inc. *	47,240
849	Honeywell International, Inc.	78,915
2,770	Jabil Circuit, Inc.	57,893
1,223	Rogers Corp. *	81,146
2,980	TE Connectivity Ltd.	184,283
		449,477

The accompanying notes are an integral part of these financial statements.

Granite Harbor Tactical Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014
Shares		Value
	ENVIRONMENTAL CONTROL - 0.17%
1,875	Waste Management, Inc.	$ 83,869

	FOOD - 0.31%
2,273	Mondelez International, Inc. - Class A	85,488
462	Pilgrim's Pride Corp. *	12,640
1,561	Safeway, Inc.	53,605
		151,733
	FOREST PRODUCTS & PAPER - 0.17%
1,713	International Paper Co.	86,455

	HAND/MACHINE TOOLS - 0.07%
396	Stanley Black & Decker, Inc.	34,777

	HEALTHCARE-PRODUCTS - 0.49%
1,803	Abaxis, Inc.	79,891
4,160	Patterson Cos, Inc.	164,362
		244,253
	HEALTHCARE-SERVICES - 0.22%
2,099	Air Methods Corp. *	108,413

	HOME BUILDERS - 0.34%
8,230	Brookfield Residential Properties, Inc. *	170,772

	HOME FURNISHINGS - 0.17%
1,444	Tempur Sealy International, Inc. *	86,207

	HOUSEHOLD PRODUCTS/WARES - 0.07%
462	WD-40 Co.	34,752

	INSURANCE - 1.33%
399	Alleghany Corp. *	174,810
938	Aon PLC	84,504
3,940	Arthur J Gallagher & Co.	183,604
2,110	Assured Guaranty Ltd.	51,695
884	Chubb Corp.	81,478
2,700	Horace Mann Educators Corp.	84,429
		660,520
	INTERNET - 2.59%
6,470	eBay, Inc. *	323,888
1,687	FTD Cos., Inc. *	53,630
716	IAC/InterActiveCorp.	49,569
2,000	LinkedIn Corp. *	342,940
2,409	RingCentral, Inc. - Class A *	36,448
1,098	Textura Corp. *	25,957
11,000	Twitter, Inc. *#	450,670
		1,283,102

The accompanying notes are an integral part of these financial statements.

Granite Harbor Tactical Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014
Shares		Value
	LODGING - 0.49%
7,040	Home Inns & Hotels Management, Inc. - ADR *	$ 240,979

	MACHINERY-CONSTRUCTION & MINING - 0.32%
1,450	Caterpillar, Inc.	157,572

	MACHINERY-DIVERSIFIED - 0.64%
1,390	Deere & Co.	125,864
4,960	Xylem, Inc.	193,837
		319,701
	MEDIA - 0.42%
11,672	Demand Media, Inc. *	56,259
4,184	Gray Television, Inc. *	54,936
2,557	News Corp. - Class A *	45,872
598	Tribune Co. *	50,860
		207,927
	MINING - 1.06%
8,100	Barrick Gold Corp.	148,230
2,390	Compass Minerals International, Inc.	228,819
980	Hi-Crush Partners LP	64,249
2,364	MAG Silver Corp. *	22,363
1,088	US Silica Holdings, Inc.	60,319
		523,980
	MISCELLANEOUS MANUFACTURING - 1.91%
5,310	Actuant Corp. - Class A	183,567
758	EnPro Industries, Inc. *	55,455
3,039	General Electric Co.	79,865
674	Ingersoll-Rand PLC - Class A	42,132
3,600	ITT Corp.	173,160
1,200	Pall Corp.	102,468
2,690	Pentair Ltd.	194,003
1,060	SPX Corp.	114,702
		945,352
	OIL & GAS - 1.97%
664	Chevron Corp.	86,685
1,121	ConocoPhillips	96,103
1,319	Energy XXI Bermuda Ltd.	31,168
1,827	Exxon Mobil Corp.	183,942
1,199	Goodrich Petroleum Corp. *	33,092
3,009	Halcon Resources Corp. *	21,936
5,120	Laredo Petroleum, Inc. *	158,618
122	Vermilion Energy, Inc.	8,503
2,515	Whiting Petroleum Corp. *	201,829
6,480	WPX Energy, Inc. *	154,937
		976,813

The accompanying notes are an integral part of these financial statements.

Granite Harbor Tactical Fund
PORTFOLIO OF INVESTMENTS(Continued)
June 30, 2014
Shares		Value
	OIL & GAS SERVICES - 0.23%
708	ION Geophysical Corp. *	$ 2,988
1,143	Newpark Resources, Inc. *	14,242
807	Schlumberger Ltd.	95,185
		112,415
	PHARMACEUTICALS - 1.54%
2,629	Abbott Laboratories	107,526
141	AstraZeneca PLC - ADR	10,478
915	Johnson & Johnson	95,727
1,389	Merck & Co., Inc.	80,354
3,186	Pfizer, Inc.	94,560
6,700	Teva Pharmaceutical Industries Ltd. - ADR	351,214
752	Zoetis, Inc.	24,267
		764,126
	PIPELINES - 0.04%
366	ONEOK Partners LP	21,448

	PRIVATE EQUITY - 0.67%
13,600	KKR & Co. LP	330,888

	REAL ESTATE - 1.02%
4,550	Alexander & Baldwin, Inc.	188,597
4,870	Cheung Kong Holdings Ltd. - ADR	86,312
1,460	Howard Hughes Corp. *	230,432
		505,341
	REITS - 0.76%
2,010	NorthStar Realty Finance Corp.	34,934
4,170	Plum Creek Timber Co., Inc.	188,067
4,310	Senior Housing Properties Trust	104,690
487	Summit Hotel Properties, Inc.	5,162
3,017	Winthrop Realty Trust	46,311
		379,164
	RETAIL - 1.75%
978	ANN, Inc. *	40,235
3,150	Bed Bath & Beyond, Inc. *	180,747
5,150	Coach, Inc.	176,079
1,039	Conn's, Inc. *	51,316
2,747	Finish Line, Inc. - Class A	81,696
995	Home Depot, Inc.	80,555
802	McDonald's Corp.	80,793
5,280	Urban Outfitters, Inc. *	178,781
		870,202
	SEMICONDUCTORS - 0.89%
2,899	Applied Micro Circuits Corp. *	31,338
6,753	Atmel Corp. *	63,276
1,651	Microchip Technology, Inc.	80,585
2,713	PMC-Sierra, Inc. *	20,646
997	QUALCOMM, Inc.	78,962
1,651	Skyworks Solutions, Inc.	77,531
3,954	Ultratech, Inc. *	87,700
		440,038

The accompanying notes are an integral part of these financial statements.

Granite Harbor Tactical Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014
Shares		Value
	SOFTWARE - 0.24%
658	Activision Blizzard, Inc.	$ 14,674
4,347	CDC Corp. - Class A *(a)	1,217
636	Citrix Systems, Inc. *	39,782
3,559	RADWARE Ltd. *	60,040
79,632	Trident Microsystems, Inc. *(a)	2,787
		118,500
	STORAGE / WAREHOUSING - 0.19%
2,017	Mobile Mini, Inc.	96,594

	TELECOMMUNICATIONS - 0.77%
2,242	AT&T, Inc.	79,277
2,225	Ciena Corp. *	48,194
4,800	Globalstar, Inc. *	20,400
5,715	RF Micro Devices, Inc. *	54,807
381	Telephone & Data Systems, Inc.	9,948
249	United States Cellular Corp. *	10,159
3,301	Verizon Communications, Inc.	161,518
		384,303
	TRANSPORTATION - 1.01%
2,791	ArcBest Corp.	121,437
976	Con-Way, Inc.	49,200
610	Landstar Systems, Inc.	39,040
2,124	Roadrunner Transportation Systems, Inc. *	59,684
473	Ryder System, Inc.	41,667
1,406	Swift Transportation Co. *	35,473
1,518	United Parcel Service, Inc. - Class B	155,838
		502,339
	TRUCKING & LEASING - 0.05%
392	Greenbrier Cos., Inc. *	22,579

	TOTAL COMMON STOCKS ( Cost - $15,529,867)	17,945,343

	MUTUAL FUNDS - 15.64%
	ASSET ALLOCATION FUND - 5.02%
90,190	361 Managed Futures Strategy Fund - Cl. I ^	1,009,222
30,689	Ivy Asset Strategy Fund - Cl. I	986,662
38,760	Whitebox Tactical Opportunities Fund	494,186
		2,490,070
	EQUITY FUND - 10.62%
117,955	Calamos Market Neutral Income Fund - Cl. I ^	1,531,061
12,839	Fairholme Fund ^	547,208
29,330	Oppenheimer Developing Markets Fund - Cl. Y ^	1,167,907
135,557	Robecco Boston Parners Long/Short Research Fund - Cl. I ^	2,019,794
		5,265,970

	TOTAL MUTUAL FUNDS ( Cost - $6,887,996)	7,756,040

The accompanying notes are an integral part of these financial statements.

Granite Harbor Tactical Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014
Shares				Value
	HEDGE FUND - 2.10%
882,245	Raven Rock Credit Fund, LP *(a)(c)			$ 1,043,512
	TOTAL HEDGE FUND ( Cost - $897,953)

	EXCHANGE TRADED FUNDS - 9.00%
	EQUITY FUND - 9.00%
14,000	ProShares Large Cap Core Plus ^			1,330,140
17,474	Vanguard S&P 500 ETF ^			3,135,360
	TOTAL EXCHANGE TRADED FUNDS ( Cost - $4,274,321)			4,465,500

	PREFERRED STOCK - 0.03%
	REITS - 0.03%	Dividend Rate	Maturity
272	Weyerhaeuser Co.	6.375%	7/1/2016	15,436
	TOTAL PREFERRED STOCK ( Cost - $13,949)

	BONDS & NOTES - 10.53%
Principal	BANKS - 3.76%	Interest Rate
$ 1,500,000	Goldman Sachs Group, Inc. + - Based on S&P 500 Index	0.000%	4/2/2018	1,866,902

	CHEMICALS - 0.12%
33,000	Momentive Performance Materials, Inc. (b)	8.875%	10/15/2020	35,228
84,000	Momentive Performance Materials, Inc. (b)	11.500%	12/1/2016	26,460
				61,688
	DIVERSIFIED FINANCIAL SERVICES - 5.47%
2,000,000	Credit Suisse Securities USA LLC + - Based on Euro 50 Stoxx Index	0.000%	6/1/2017	2,715,000

	ENTERTAINMENT - 0.16%
110,339	Chukchansi Economic Development Authority - 144A	10.250%	5/30/2020	77,238

	ENVIRONMENTAL CONTROL - 0.08%
40,000	Tervita Corp. 144A	9.750%	11/1/2019	39,000

	RETAIL - 0.61%
60,000	Bon-Ton Department Stores, Inc.	10.625%	7/15/2017	60,075
60,000	Claire's Stores, Inc.	8.875%	3/15/2019	52,200
61,000	JC Penny Corp., Inc.	6.375%	10/15/2036	49,715
59,000	Logan's Roadhouse, Inc.	10.750%	10/15/2017	47,937
65,500	Neebo, Inc. - 144A	15.000%	6/30/2016	68,120
25,000	Toys R Us - Delaware, Inc. - 144A	7.375%	9/1/2016	23,000
				301,047
	TELECOMMUNICATIONS - 0.33%
110,000	Alaska Communications Systems Group - @	6.250%	5/1/2018	89,374
86,000	NII Capital Corp.	10.000%	8/15/2016	26,660
45,000	United States Cellular Corp.	6.700%	12/15/2033	46,085
				162,119

	TOTAL BONDS & NOTES ( Cost - $4,107,232)			5,222,994

The accompanying notes are an integral part of these financial statements.

Granite Harbor Tactical Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014
Principal		Interest Rate	Maturity	Value
	PRIVATE NOTES - 10.08%
$ 3,500,000	Aequitas Commercial Finance, LLC (a)(c)	11.000%	7/5/2014	$ 3,500,000
1,500,000	Aequitas Commercial Finance, LLC (a)(c)	11.000%	1/16/2015	1,500,000
	TOTAL PRIVATE NOTES ( Cost - $5,000,000)			5,000,000

	OPTIONS PURCHASED * - 0.20%
Contracts**	CALL OPTIONS PURCHASED - 0.08%
	CBS Corp.
17	Expiration July 2014, Exercise Price $80.00			34
	Lorillard, Inc.
18	Expiration September 2014, Exercise Price $62.50			4,968
	PowerShares QQQ
24	Expiration August 2014, Exercise Price $97.00			792
	United Continental Holdings, Inc.
110	Expiration September 2014, Exercise Price $42.00			34,100
	TOTAL CALL OPTIONS PURCHASED (Cost - $46,248)			39,894

	PUT OPTIONS PURCHASED - 0.12%
	CBS Corp.
5	Expiration July 2014, Exercise Price $57.50			150
	iShares Russell 2000 ETF
43	Expiration July 2014, Exercise Price $111.00			860
	iShares 20+ year Treasury Bond ETF
55	Expiration January 2015, Exercise Price $105.00			7,260
	Powershares QQQ
24	Expiration August 2014, Exercise Price $88.00			672
	SPDR S&P 500 ETF Trust
24	Expiration August 2014, Exercise Price $193.00			4,368
	SPDR S&P 500 ETF Trust
27	Expiration July 2014, Exercise Price $188.00			864
	SPDR S&P 500 ETF Trust
136	Expiration July 2014, Exercise Price $192.00			11,832
	SPDR S&P 500 ETF Trust
176	Expiration July 2014, Exercise Price $195.00			25,696
	Twitter, Inc.
110	Expiration July 2014, Exercise Price $39.00			7,150
	TOTAL PUT OPTIONS PURCHASED (Cost - $150,963)			58,852

	TOTAL OPTIONS PURCHASED ( Cost - $197,211)			98,746

	TOTAL INVESTMENTS ( Cost - $36,908,529) (d) - 83.75%			$ 41,547,571
	SECURITIES SOLD SHORT ( Proceeds - $4,537,972)(d) - (9.34)%			(4,632,978)
	OPTION CONTRACTS WRITTEN (Premiums Received - $72,640)(d) - (0.17)%			(84,033)
	OTHER ASSETS LESS LIABILITIES - 25.76%			12,785,414
	NET ASSETS - 100.00%			$ 49,615,974

	SECURITIES SOLD SHORT* - (9.34) %
Shares	COMMON STOCKS - (2.77%)
	APPAREL - (0.09)%
(1,306)	Steven Madden Ltd.			$ (44,796)

	BEVERAGES - (0.11)%
(923)	Dr. Pepper Snapple Group, Inc.			(54,069)

The accompanying notes are an integral part of these financial statements.

Granite Harbor Tactical Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014
Shares		Value
	BUILDING MATERIALS - (0.08)%
(4,866)	Builders FirstSource, Inc.	$ (36,398)
(253)	Continental Building Products, Inc.	(3,896)
		(40,294)
	COMPUTERS - (0.53)%
(3,300)	3D Systems Corp.	(197,340)
(889)	Jack Henry & Associates, Inc.	(52,833)
(159)	Synaptics, Inc.	(14,412)
		(264,585)
	HEALTHCARE-PRODUCTS - (0.10)%
(1,635)	Hanger, Inc.	(51,421)

	HOME BUILDERS - (0.20)%
(1,738)	Thor Industries, Inc.	(98,840)

	IRON/STEEL - (0.03)%
(733)	Commercial Metals Co.	(12,688)

	MEDIA - (0.05)%
(362)	CBS Corp. - Class B #	(22,495)

	OIL & GAS SERVICES - (0.04)%
(138)	CARBO Ceramics, Inc.	(21,269)

	REITS - (0.04)%
(1,066)	NorthStar Realty Finance Corp.	(17,909)

	RETAIL - (0.33)%
(1,666)	Del Frisco's Restaurant Group, Inc.	(45,915)
(1,312)	Hibbett Sports, Inc.	(71,071)
(610)	Nu Skin Enterprises, Inc. - Class A	(45,116)
		(162,102)
	SEMICONDUCTORS - (0.58)%
(1,218)	Lattice Semiconductor Corp.	(10,048)
(426)	Maxim Integrated Products, Inc.	(14,403)
(489)	Power Integrations, Inc.	(28,137)
(3,000)	QUALCOMM, Inc.	(237,600)
		(290,188)
	SOFTWARE - (0.25)%
(2,779)	Callidus Software, Inc.	(33,181)
(1,265)	Dealertrack Technologies, Inc.	(57,355)
(1,581)	Qlik Technologies, Inc.	(35,762)
		(126,298)

The accompanying notes are an integral part of these financial statements.

Granite Harbor Tactical Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014
Shares				Value
	TRANSPORTATION - (0.34)%
(2,981)	Heartland Express, Inc.			$ (63,614)
(787)	Hub Group, Inc. Class A			(39,665)
(2,498)	Werner Enterprises, Inc.			(66,222)
				(169,501)

	TOTAL COMMON STOCK - (Proceeds - $1,332,339)			(1,376,455)

	EXCHANGE TRADED FUNDS - (6.43)%
	COMMODITY FUNDS - (0.04)%
(1,034)	iShares Silver Trust			(20,938)

	DEBT FUNDS - (0.09)%
(1,038)	SPDR Barclays High Yield Bond ETF			(43,316)

	EQUITY FUNDS - (6.30)%
(1,611)	Consumer Staples Select Sector SPDR Fund			(71,883)
(167)	Energy Select Sector SPDR Fund			(16,717)
(3,064)	Industrial Select Sector SPDR Fund			(165,640)
(15,400)	iShares MSCI Emerging Markets ETF			(665,742)
(2,400)	iShares Russell 2000 ETF #			(285,144)
(937)	Market Vectors Semiconductor ETF			(46,372)
(933)	Materials Select Sector SPDR Fund			(46,314)
(789)	Powershares QQQ Trust Series 1 #			(74,095)
(6,800)	SPDR S&P 500 ETF Trust #			(1,330,896)
(361)	SPDR S&P MidCap 400 ETF Trust			(94,062)
(8,520)	Technology Select Sector SPDR Fund			(326,742)
				(3,123,607)

	TOTAL EXCHANGE TRADED FUNDS - (Proceeds - $3,136,637)			(3,187,861)

Principal	BONDS & NOTES - (0.14) %	Interest Rate	Maturity
	INTERNET - (0.10) %
$ (45,000)	IAC/InterActiveCorp.	4.875%	11/30/2018	(46,912)

	RETAIL - (0.04) %
(29,000)	Toys R Us, Inc.	7.375%	10/15/2018	(21,750)

	TOTAL BONDS & NOTES (Proceeds - $68,996)			(68,662)

	TOTAL SECURITIES SOLD SHORT - (Proceeds - $4,537,972)			(4,632,978)

Contracts***	OPTIONS CONTRACTS WRITTEN * - (0.17) %
	CALL OPTIONS CONTRACTS WRITTEN - (0.10) %
	S&P 500 Index
(1)	Expiration July 2014, Exercise Price $1,904.00			(5,731)

The accompanying notes are an integral part of these financial statements.

Granite Harbor Tactical Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014
Contracts***		Value
	CALL OPTIONS CONTRACTS WRITTEN - (0.10) % (Continued)
	S&P 500 Index
(1)	Expiration July 2014, Exercise Price $1,927.00	$ (3,551)
	S&P 500 Index
(1)	Expiration July 2014, Exercise Price $1,901.00	(6,096)
	S&P 500 Index
(1)	Expiration July 2014, Exercise Price $1,911.00	(5,199)
	S&P 500 Index
(1)	Expiration July 2014, Exercise Price $1,927.00	(3,974)
	S&P 500 Index
(1)	Expiration July 2014, Exercise Price $1,947.00	(2,506)
	S&P 500 Index
(1)	Expiration July 2014, Exercise Price $1,954.00	(2,270)
	S&P 500 Index
(1)	Expiration July 2014, Exercise Price $1,971.00	(1,369)
	S&P 500 Index
(1)	Expiration August 2014, Exercise Price $1,978.00	(1,122)
	S&P 500 Index
(1)	Expiration August 2014, Exercise Price $1,981.00	(1,103)
	S&P 500 Index
(1)	Expiration August 2014, Exercise Price $1,976.00	(1,379)
	S&P 500 Index
(1)	Expiration August 2014, Exercise Price $1,966.00	(2,011)
	S&P 500 Index
(1)	Expiration August 2014, Exercise Price $1,972.00	(1,733)
	S&P 500 Index
(1)	Expiration August 2014, Exercise Price $1,979.00	(1,569)
	Twitter, Inc.
(56)	Expiration August 2014, Exercise Price $45.00	(8,120)
	TOTAL CALL OPTIONS CONTRACTS WRITTEN (Premiums Received - $27,940)	(47,733)

	PUT OPTIONS CONTRACTS WRITTEN - (0.07) %
	CBS Corp.
(17)	Expiration July 2014, Exercise Price $80.00	(30,804)
	iShares 20+ Year Treasury Bond ETF
(48)	Expiration January 2015, Exercise Price $100.00	(2,784)
	Lorillard, Inc.
(18)	Expiration September 2014, Exercise Price $50.00	(990)
	SPDR S&P 500 ETF Trust
(27)	Expiration July 2014, Exercise Price $182.00	(378)

The accompanying notes are an integral part of these financial statements.

Granite Harbor Tactical Fund
PORTFOLIO OF INVESTMENTS (Continued)
June 30, 2014
Contracts***		Value
PUT OPTIONS CONTRACTS WRITTEN - (0.07) % (Continued)
SPDR S&P 500 ETF Trust
(24)	Expiration August 2014, Exercise Price $183.00	$ (1,344)
	TOTAL PUT OPTIONS CONTRACTS WRITTEN (Premiums Received - $44,700)	(36,300)

	TOTAL OPTIONS CONTRACTS WRITTEN - (Premiums Received - $72,640)	$ (84,033)

* Non-Income producing security.
** Each Purchased Call/Put Option contract allows the Fund to purchase/sell 100 shares of the underlying security at the exercise price.
*** Each Written Call/Put Option contract allows the holder to purchase/sell 100 shares of the underlying security from/to the Fund at the stated exercise price.
^ All or part of the security was held as collateral for securities sold short as of June 30, 2014.
# Subject to put and call purchased or written options
+ Structured Notes
@ - Convertible bond
144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The aggregate value of such securities is $207,358 or 0.42% of net assets.
ADR - American Depositary Receipt
REIT - Real Estate Investment Trust
PLC - Public Limited Company
(a) Securities for which market quotations are not readily available. The aggregate value of such securities is $6,047,516 or 12.19%
of net assets and they have been fair valued under procedures approved by the Fund's Board of Trustees.
(b) Interest on the security is contingent
(c) Restricted securities. The aggregate value of such securities is 12.18% of net assets and they have been fair valued under procedures established by the Fund's Board of Trustees. (See note 7)
(d) Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes, including short sales and written options is $32,540,940 and differs from value by unrealized appreciation (depreciation) of securities, short sales and written options as follows:

	Unrealized Appreciation:	$ 4,987,239
	Unrealized Depreciation:	(697,619)
	Net Unrealized Appreciation:	$ 4,289,620

The accompanying notes are an integral part of these financial statements.

Granite Harbor Funds
STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2014
	Granite Harbor Alternative Fund	Granite Harbor Tactical Fund
ASSETS
Investment securities:
At cost	$ 44,479,957	$ 36,908,529
At value	$ 48,192,365	$ 41,547,571
Cash	10,274,670	9,541,980
Deposits with Broker	1,856,568	1,376,743
Receivable for securities and options sold	1,406,498	2,274,024
Receivable for Fund shares sold	201,317	157,110
Dividends and interest receivable	189,017	172,625
Prepaid expenses and other assets	11,726	8,840
TOTAL ASSETS	62,132,161	55,078,893

LIABILITIES
Option Contracts Written - (premiums received $121,528 and $72,640, respectively)	141,053	84,033
Securities Sold Short (proceeds - $4,057,693 and $4,537,972, respectively)	4,153,705	4,632,978
Payable for securities and options purchased	566,551	438,235
Dividends and interest payable	5,677	7,020
Investment advisory fees payable	92,174	84,116
Fees payable to other affiliates	11,963	11,483
Payable for Fund shares repurchased	192,801	168,682
Distribution (12b-1) fees payable	11,817	10,398
Accrued expenses and other liabilities	28,356	25,974
TOTAL LIABILITIES	5,204,097	5,462,919
NET ASSETS	$ 56,928,064	$ 49,615,974

Net Assets Consist Of:
Paid in capital	$ 52,196,634	$ 43,547,582
Accumulated net investment loss	(58,908)	(274,997)
Accumulated net realized gain on investments, options written, securities sold short and foreign currency transactions	1,193,467	1,810,746
Net unrealized appreciation on investments, options written, and securities sold short	3,596,871	4,532,643
NET ASSETS	$ 56,928,064	$ 49,615,974

Net Asset Value Per Share:
Net Assets	$ 56,928,064	$ 49,615,974
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	5,244,544	4,367,591
Net asset value, offering price and redemption price per share (Net assets/Shares of beneficial interest outstanding)	$ 10.85	$ 11.36

The accompanying notes are an integral part of these financial statements.

Granite Harbor Funds
STATEMENTS OF OPERATIONS
For the Year Ended June 30, 2014

	Granite Harbor Alternative Fund	Granite Harbor Tactical Fund
INVESTMENT INCOME
Dividend Income (net of $2,637 and $3,063 foreign withholding taxes, respectively)	$ 705,884	$ 463,257
Interest Income	871,334	566,039
TOTAL INVESTMENT INCOME	1,577,218	1,029,296

EXPENSES
Investment advisory fees	1,061,600	945,132
Distribution (12b-1) fees	136,103	121,171
Administrative services fees	82,549	78,368
Dividends and interest on securities sold short	51,411	66,309
Margin interest/brokerage fees	47,159	53,832
Accounting services fees	45,857	44,691
Professional fees	40,107	38,370
Compliance officer fees	33,245	29,757
Registration fees	24,999	24,999
Transfer agent fees	18,817	18,365
Trustees' fees and expenses	18,511	18,511
Printing and postage expenses	17,068	15,916
Custodian fees	12,733	12,720
Insurance expense	2,475	2,203
Non 12b-1 shareholder servicing expense	354	224
Other expenses	588	588
TOTAL EXPENSES	1,593,576	1,471,156

NET INVESTMENT LOSS	(16,358)	(441,860)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS WRITTEN AND
SECURITIES SOLD SHORT
Net realized gain (loss) on:
Investments	2,806,490	4,046,635
Options Written	10,225	76,402
Securities Sold Short	(678,993)	(898,122)
Capital Gain Distributions from Underlying Investment Companies	97,618	137,923

Net change in unrealized appreciation (depreciation) on:
Investments	2,587,584	2,224,727
Options Written	(25,648)	(13,060)
Securities Sold Short	(76,676)	(54,411)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, OPTIONS WRITTEN AND
SECURITIES SOLD SHORT	4,720,600	5,520,094

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ 4,704,242	$ 5,078,234

The accompanying notes are an integral part of these financial statements.

Granite Harbor Funds
STATEMENTS OF CHANGES IN NET ASSETS

	Granite Harbor Alternative Fund

	For the	For the
	Year Ended	Year Ended
	June 30, 2014	June 30, 2013
FROM OPERATIONS
Net investment loss	$ (16,358)	$ (316,579)
Net realized gain from investments, options written, securities sold short and capital gain distributions from underlying investment companies	2,235,340	726,493
Net change in unrealized appreciation on investments,
options written, and securities sold short	2,485,260	724,222
Net increase in net assets resulting from operations	4,704,242	1,134,136

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains ($0.13 and $0.05, respectively)	(681,740)	(238,866)
Net decrease in net assets from distributions to shareholders	(681,740)	(238,866)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	19,274,310	21,659,804
Distributions reinvested	594,412	196,149
Redemption fee proceeds	1,615	-
Payments for shares redeemed	(18,419,178)	(25,973,358)
Net increase (decrease) in net assets from shares of beneficial interest	1,451,159	(4,117,405)

TOTAL INCREASE (DECREASE) IN NET ASSETS	5,473,661	(3,222,135)

NET ASSETS
Beginning of Year	51,454,403	54,676,538
End of Year *	$ 56,928,064	$ 51,454,403
* Includes accumulated net investment loss of:	$ (58,908)	$ (261,294)

SHARE ACTIVITY
Shares Sold	1,830,294	2,145,296
Shares Reinvested	56,024	19,615
Shares Redeemed	(1,749,258)	(2,579,346)
Net increase (decrease) in shares of beneficial interest outstanding	137,060	(414,435)

The accompanying notes are an integral part of these financial statements.

Granite Harbor Funds
STATEMENTS OF CHANGES IN NET ASSETS

	Granite Harbor Tactical Fund

	For the	For the
	Year Ended	Year Ended
	June 30, 2014	June 30, 2013
FROM OPERATIONS
Net investment loss	$ (441,860)	$ (755,509)
Net realized gain from investments, options written, securities sold short and capital gain distributions from underlying investment companies	3,362,838	2,078,946
Net change in unrealized appreciation on investments,
options written, and securities sold short	2,157,256	1,872,030
Net increase in net assets resulting from operations	5,078,234	3,195,467

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains ($0.55 and $0.01, respectively)	(2,382,918)	(54,689)
Net decrease in net assets from distributions to shareholders	(2,382,918)	(54,689)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	15,309,257	21,413,154
Distributions reinvested	2,117,592	46,074
Redemption fee proceeds	1,028	-
Payments for shares redeemed	(17,021,862)	(23,955,100)
Net increase (decrease) in net assets from shares of beneficial interest	406,015	(2,495,872)

TOTAL INCREASE IN NET ASSETS	3,101,331	644,906

NET ASSETS
Beginning of Year	46,514,643	45,869,737
End of Year *	$ 49,615,974	$ 46,514,643
* Includes accumulated net investment loss of:	$ (274,997)	$ (512,749)

SHARE ACTIVITY
Shares Sold	1,366,754	2,052,369
Shares Reinvested	190,089	4,495
Shares Redeemed	(1,522,739)	(2,298,044)
Net increase (decrease) in shares of beneficial interest outstanding	34,104	(241,180)

The accompanying notes are an integral part of these financial statements.

Granite Harbor Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Granite Harbor Alternative Fund

	For the		For the		For the Period
	Year Ended		Year Ended		Ended
	June 30, 2014		June 30, 2013		June 30, 2012 (1)

Net Asset Value, Beginning of Period	$ 10.07		$ 9.90		$ 10.00
From Operations:
Net investment loss (a)	(0.00)	(e)	(0.06)		(0.09)
Net realized and unrealized gain
from investments	0.91		0.28		0.00	(e)
Total from operations	0.91		0.22		(0.09)

Distributions to shareholders from
Net investment income	-		-		(0.01)
Net realized gain	(0.13)		(0.05)		-
Total distributions	(0.13)		(0.05)		(0.01)

Paid in capital from redemption fees (a)	0.00	(e)	-		0.00	(e)

Net Asset Value, End of Period	$ 10.85		$ 10.07		$ 9.90

Total Return (b)	9.08%		2.21%		(0.91)%	(d)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 56,928		$ 51,454		$ 54,677
Ratio of expenses to average net assets,
before reimbursement and waivers (g)	2.93%		3.07%		2.94%	(c)
net of reimbursement and waivers (g)	2.93%	(f)	3.07%	(f)	2.61%	(c)
Ratio of net investment loss to average net assets (g)(h)	(0.03)%		(0.62)%		(1.10)%	(c)
Portfolio turnover rate	132%		152%		58%	(d)

__________
(1) The Granite Harbor Alternative Fund commenced operations on September 8, 2011.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(c) Annualized.
(d) Not annualized.
(e) Amount less than $0.01 per share.
(f) Excluding dividends from securities sold short and interest expense, the ratio of net expenses to average net assets would have been 2.78% for the year ended June 30, 2013 and 2.75% for the year ended June 30, 2014.
(g) Does not include the expenses of the other investment companies in which the Fund invests.
(h) Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Granite Harbor Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Granite Harbor Tactical Fund

	For the		For the		For the Period
	Year Ended		Year Ended		Ended
	June 30, 2014		June 30, 2013		June 30, 2012 (1)

Net Asset Value, Beginning of Period	$ 10.73		$ 10.03		$ 10.00
From Operations:
Net investment loss (a)	(0.10)		(0.17)		(0.13)
Net realized and unrealized gain
from investments	1.28		0.88		0.17
Total from operations	1.18		0.71		0.04

Distributions to shareholders from
Net investment income	-		-		(0.01)
Net realized gain	(0.55)		(0.01)		-
Total distributions	(0.55)		(0.01)		(0.01)

Paid in capital from redemption fees (a)	0.00	(e)	-		0.00	(e)

Net Asset Value, End of Period	$ 11.36		$ 10.73		$ 10.03

Total Return (b)	11.11%		7.11%		0.40%	(d)

Ratios/Supplemental Data
Net assets, end of period (in 000's)	$ 49,616		$ 46,515		$ 45,870
Ratio of expenses to average net assets,
before reimbursement and waivers (g)	3.04%		3.13%		3.03%	(c)
net of reimbursement and waivers (g)	3.04%	(f)	3.13%	(f)	2.70%	(c)
Ratio of net investment loss to average net assets (g)(h)	(0.91)%		(1.66)%		(1.56)%	(c)
Portfolio turnover rate	129%		140%		52%	(d)

__________
(1) The Granite Harbor Tactical Fund commenced operations on September 8, 2011.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(c) Annualized.
(d) Not annualized.
(e) Amount less than $0.01 per share
(f) Excluding dividends from securities sold short and interest expense, the ratio of net expenses to average net assets would have been 2.82% for the year ended June 30, 2013 and 2.79% for the year ended June 30, 2014.
(g) Does not include the expenses of the other investment companies in which the Fund invests.
(h) Recognition of investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

Granite Harbor Funds

NOTES TO FINANCIAL STATEMENTS

June 30, 2014

1.

ORGANIZATION

The Granite Harbor Alternative Fund (formerly the SCA Absolute Return Fund) and the Granite Harbor Tactical Fund (formerly the SCA Directional Fund) (the “Funds”) are each a series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005.  The Funds are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as non-diversified, open-end management investment companies.  The primary investment objective of the Granite Harbor Alternative Fund is to seek long-term capital appreciation and income with lower volatility as compared to U.S. equity and fixed income markets.  The primary investment objective of the Granite Harbor Tactical Fund is to seek long-term capital appreciation with moderate volatility as compared to U.S. equity markets.  The Funds offer two share classes designated as Investor Class and Class A. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their ongoing service and distribution charges.  Class A has not commenced operations.  The Funds commenced operations on September 8, 2011.

2.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation.  Exchange traded options, futures and options on futures are valued at the final settle price or, in the absence of a settle price, at the last sale price on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.

In unusual circumstances, instead of valuing securities in the usual manner, securities may be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).   The Board will review the fair value method in use for securities requiring a fair market value determination at least quarterly.  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

The Funds may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Granite Harbor Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014

Fair Valuation Process - This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Funds’ calculation of their net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Funds’ holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds - The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”) or exchange traded funds (“ETFs”).  The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies and ETF’s, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or ETF purchased by the Funds will not change.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Granite Harbor Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of June 30, 2014 for the Funds’ assets and liabilities measured at fair value:

Granite Harbor Alternative Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stocks*	$ 21,472,375	$ -	$ 6,001	$ 21,478,376
Mutual Funds	12,069,541	-	-	$ 12,069,541
Hedge Fund	-	1,523,432	-	$ 1,523,432
Exchange Traded Funds	1,677,671	-	-	$ 1,677,671
Preferred Stock	30,248	-	-	$ 30,248
Bonds & Notes*	-	5,329,052	-	$ 5,329,052
Private Notes	-	-	6,000,000	$ 6,000,000
Options Purchased	84,045	-	-	$ 84,045
Total	$ 35,333,880	$ 6,852,484	$ 6,006,001	$ 48,192,365

Liabilities	Level 1	Level 2	Level 3	Total
Securities Sold Short
Common Stocks*	$ 1,289,941	$ -	$ -	$ 1,289,941
Exchange Traded Funds	2,727,481	-	-	$ 2,727,481
Bonds Sold Short	-	136,283	-	$ 136,283
Options Contracts Written	72,973	68,080	-	$ 141,053
Total	$ 4,090,395	$ 204,363	$ -	$ 4,294,758

Granite Harbor Tactical Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stocks*	$ 17,941,339	$ -	$ 4,004	$ 17,945,343
Mutual Funds	7,756,040	-	-	$ 7,756,040
Hedge Fund	-	1,043,512	-	$ 1,043,512
Exchange Traded Funds	4,465,500	-	-	$ 4,465,500
Preferred Stock	15,436	-	-	$ 15,436
Bonds & Notes*	-	5,222,994	-	$ 5,222,994
Private Notes	-	-	5,000,000	$ 5,000,000
Options Purchased	98,746	-	-	$ 98,746
Total	$ 30,277,061	$ 6,266,506	$ 5,004,004	$ 41,547,571

Liabilities	Level 1	Level 2	Level 3	Total
Securities Sold Short
Common Stocks*	$ 1,376,455	$ -	$ -	$ 1,376,455
Exchange Traded Funds	3,187,861	-	-	$ 3,187,861
Bonds Sold Short	-	68,662	-	$ 68,662
Options Contracts Written	44,420	39,613	-	$ 84,033
Total	$ 4,608,736	$ 108,275	$ -	$ 4,717,011

*Please refer to the Portfolios of Investments for industry classifications.

Granite Harbor Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014

There were no transfers into or out of Level 1, Level 2, or Level 3 during the year ended June 30, 2014.

It is the each Fund’s policy to recognize transfers into or out of Level 1, Level 2, or Level 3 at the end of the reporting period.

The following is a reconciliation of assets in which Level 3 inputs were used in determining value:

	Granite Harbor Alternative Fund
	Private Notes	Common Stocks	Total
Beginning Balance	$ 3,700,000	$ 20,325	$ 3,720,325
Total realized gain (loss)	-	3,467	3,467
Change in unrealized appreciation (depreciation)	-	(1,253)	(1,253)
Cost of purchases	6,000,000	-	6,000,000
Proceeds from sales	(3,700,000)	(16,538)	(3,716,538)
Net Transfers in/out of Level 3	-	-	-
Ending balance	$ 6,000,000	$ 6,001	$ 6,006,001

The total change in unrealized appreciation (depreciation) included in the Statements of Operations attributable to Level 3 investments still held at June 30, 2014 includes:

$ -	$ (1,253)	$ (1,253)

	Granite Harbor Tactical Fund
	Private Notes	Common Stocks	Total
Beginning Balance	$ 3,500,000	$ 13,566	$ 3,513,566
Total realized gain (loss)	-	2,314	2,314
Change in unrealized appreciation (depreciation)	-	(836)	(836)
Cost of purchases	5,000,000	-	5,000,000
Proceeds from sales	(3,500,000)	(11,040)	(3,511,040)
Net Transfers in/out of Level 3	-	-	-
Ending balance	$ 5,000,000	$ 4,004	$ 5,004,004

The total change in unrealized appreciation (depreciation) included in the Statements of Operations attributable to Level 3 investments still held at June 30, 2014 includes:

$ -	$ (836)	$ (836)

The significant unobservable inputs used in the fair value measurement of each Fund’s Level 3 Private Note investments are (1) review of current assets held by the investment (2) review of the investment’s interest payments to verify that they continue to be received in a timely fashion (3) receipt of the investment’s most recent financial statements.  Significant changes in any of these inputs could result in a significantly lower or higher fair value measurement.

The significant unobservable inputs used in the fair value measurement of each Fund’s Level 3 Common Stock investments are (1) review of current assets held by the investment (2) review of any market quotations available on the exchange (3) review of any liquidation distributions for each security.  Significant changes in any of these inputs could result in a significantly lower or higher fair value measurement.

A Fund’s investments in Hedge Funds are fair valued based on the daily performance of the underlying holdings of the Hedge Fund.  This daily performance report is received from the administrator of the Hedge Fund.  The price of the Hedge Fund is back tested on a monthly basis and reviewed by the Fund’s fair valuation committee on a regular basis.  The Fund is restricted in the disposition of the Hedge Fund.  It can take the Fund 30 to 90 days to sell the security.  The Hedge Fund is considered illiquid due to the nature of the disposition time frame.

Exchange Traded Funds - The Funds may invest in exchange traded funds (“ETFs”).  ETFs are a type of index fund bought and sold on a securities exchange.  An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index.  The Funds may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market.  The risks of owning

Granite Harbor Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014

an ETF generally reflect the risks of owning the underlying securities they are designed to track, although a potential lack of liquidity on an ETF could result in it being more volatile.  Additionally, ETFs have fees and expenses that reduce their value.

Structured Notes – There are several risks associated with the use of structured notes. Structured notes are leveraged, thereby providing an exposure to the underlying benchmark greater than the face amount and increasing the volatility of each note relative to the change in the underlying linked financial instrument. A highly liquid secondary market may not exist for the structured notes in which the Funds’ invest, which may make it difficult for the Funds to sell the structured notes they hold at an acceptable price or to accurately value them. In addition, structured notes are subject to the risk that the counterparty to the instrument, or issuer, might not pay interest when due or repay principal at maturity of the obligation.  A Fund bears the risk of loss of the amount expected to be received in the event of the default or bankruptcy of the issuer.

Short Sales – A "short sale" is a transaction in which a Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline.  The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date.  If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss, potentially unlimited in size.  Conversely, if the price declines, the Fund will realize a gain, limited to the price at which the Fund sold the security short.

Option Transactions – The Funds are subject to equity price risk in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against risk.  When a Fund writes put and call options, an amount equal to the premium received is included in the statement of assets and liabilities as a liability.  The amount of the liability is subsequently marked-to-market to reflect the current market value of the option.  If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized.  If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received.  As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put and call options.  Put options are purchased to hedge against a decline in the value of securities held in the Funds’ portfolio.  If such a decline occurs, the put options will permit the Funds to sell the securities underlying such options at the exercise price, or to close out the options at a profit.  The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund.  In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to a Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs.  Written and purchased options are non-income producing securities.  With purchased options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Granite Harbor Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014

Derivatives Disclosure –

Fair Values of Derivative Instruments in the Funds as of June 30, 2014:

Granite Harbor Alternative Fund

Statements of Assets and Liabilities	Asset Derivatives		Liability Derivatives
Contract Type/
Primary Risk Exposure	Statements of Assets and Liabilities	Value	Statements of Assets and Liabilities	Value

Equity contracts	Investment Securities	$ 84,045	Option Contracts Written	$ 141,053

Granite Harbor Tactical Fund

Statements of Assets and Liabilities	Asset Derivatives		Liability Derivatives
Contract Type/
Primary Risk Exposure	Statement of Assets and Liabilities	Value	Statement of Assets and Liabilities	Value

Equity contracts	Investment Securities	$ 98,746	Option Contracts Written	$ 84,033

The effect of Derivative Instruments on the Statements of Operations for the year ended June 30, 2014:

Granite Harbor Alternative Fund

Statements of			Unrealized
Operations		Realized Gain	Appreciation or
Contract Type/	Location of Gain or (Loss) On	or (Loss) on	(Depreciation)
Primary Risk Exposure	Derivatives	Derivatives	on Derivatives
Equity contracts	Net realized gain (loss) on investments/
	Net change in unrealized appreciation (depreciation) on investments	$ (391,750)	$ (69,727)

Equity contracts	Net realized gain (loss) on options written/
	Net change in unrealized appreciation (depreciation) on options written	$ 10,225	$ (25,648)

Granite Harbor Tactical Fund

Change in
Statements of			Unrealized
Operations		Realized Gain	Appreciation or
Contract Type/	Location of Gain or (Loss) On	or (Loss) on	(Depreciation)
Primary Risk Exposure	Derivatives	Derivatives	on Derivatives
Equity contracts	Net realized gain (loss) on investments/
	Net change in unrealized appreciation (depreciation) on investments	$ (474,682)	$ (78,518)

Equity contracts	Net realized gain (loss) on options written/
	Net change in unrealized appreciation (depreciation) on options written	$ 76,402	$ (13,060)

Granite Harbor Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014

The derivative instruments outstanding as of June 30, 2014 as disclosed in the Portfolio of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

Offsetting of Financial Assets and Derivative Assets –

The Funds’ policy is to recognize a net asset or liability equal to the net appreciation (depreciation) of the derivative.  During the year ended June 30, 2014, the Funds were not subject to any master netting arrangements.  The following table shows additional information regarding the offsetting of assets and liabilities at June 30, 2014.

Granite Harbor Alternative Fund

Liabilities:				Gross Amounts Not Offset in the Statements of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets & Liabilities	Net Amounts Presented in the Statements of Assets & Liabilities	Financial Instruments	Collateral (Cash) Pledged/Received	Net Amount
Written Options	$ 141,053	$ -	$ 141,053	$ -	$ 141,053	$ -
Total	$ 141,053	$ -	$ 141,053	$ -	$ 141,053	$ -

Granite Harbor Tactical Fund

Liabilities:				Gross Amounts Not Offset in the Statements of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets & Liabilities	Net Amounts Presented in the Statements of Assets & Liabilities	Financial Instruments	Collateral Pledged/Received	Net Amount
Written Options	$ 84,033	$ -	$ 84,033	$ -	$ 84,033	$ -
Total	$ 84,033	$ -	$ 84,033	$ -	$ 84,033	$ -

- Collateral is only presented to the extent of liabilities

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis.  Cost is determined and gains and losses are based upon the specific identification method for both financial statement and Federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.  Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund.  Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of their taxable income, if any, to shareholders.  Accordingly, no provision for Federal income taxes is required in the financial statements.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.   Management has analyzed the Funds’ tax positions, and

Granite Harbor Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014

has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the Funds’ 2012 - 2013 tax returns or expected to be taken on the Funds’ 2014 tax returns. The Funds identify their major tax jurisdictions as U.S. Federal and Nebraska State. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid annually and are recorded on the ex-dividend date.  Each Fund will declare and pay net realized capital gains, if any, annually.  The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP.

Use of Estimates – The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the year. Actual results could differ from those estimates.

Indemnification – The Trust indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.

ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to an investment advisory agreement with the Trust, on behalf of the Funds, (the “Advisory Agreement”), investment advisory services are provided to the Funds by Genesis Capital, LLC (the “Adviser”). Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.95% of the average daily net assets of each Fund.  For the year ended June 30, 2014, the Adviser earned advisory fees of $1,061,600 and $945,132 for the Granite Harbor Alternative Fund and the Granite Harbor Tactical Fund, respectively. The Adviser manages a portion of each Fund’s portfolios directly and allocates the remaining balance of the Funds’ assets among the Funds’ sub-advisers.  The Funds’ sub-advisers are Coe Capital Management, LLC, Phineus Partners LP, SeaBridge Investment Advisors, LLC, Tiburon Capital Management, LLC, and V2 Capital, LLC.  Chilton Capital Management, LLC currently is the sub-adviser for only the Granite Harbor Alternative Fund.  The Adviser pays each sub-adviser a portion of its advisory fee.

The Adviser has contractually agreed to waive all or part of its fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustee, contractual indemnification of Fund service providers (other than the Adviser)) at least until October 31, 2014, so that the total annual operating expenses of the Funds do not exceed 2.95% for Granite Harbor Alternative Fund and 2.95% for Granite Harbor Tactical Fund’s average daily net assets.  Waivers and expense payments may be recouped by the Adviser from the Funds, to the extent that overall expenses fall below the expense limitation, within three years of the fiscal year during which such amounts were waived.  No amounts were waived or reimbursed during the year ended June 30, 2014.

Pursuant to separate servicing agreements with Gemini Fund Services (“GFS,”) the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds.  GFS provides a Principal Executive Officer and a Principal Financial Officer to the Funds.

In addition, certain affiliates of GFS provide ancillary services to the Funds as follows:

Granite Harbor Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Funds, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis.   For the provision of these services, Gemcom receives customary fees from the Funds.

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS.  The Trust, with respect to each Fund, has adopted, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”), as amended, to pay for certain distribution activities and shareholder services.  Under the Plan, each Fund pays 0.25% per year of the average daily net assets of the Fund for such distribution and shareholder service activities.  For the year ended June 30, 2014, the Funds incurred distribution fees of $136,103 and $121,171 for Granite Harbor Alternative Fund and the Granite Harbor Tactical Fund, respectively.

Amounts due to GFS for these various services as of June 30, 2014 are reported in the Statements of Assets and Liabilities as “Fees payable to other affiliates”.

4.

INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the year ended June 30, 2014, amounted to:

Fund	Purchases	Sales
Granite Harbor Alternative Fund	$ 55,913,886	$ 58,550,191
Granite Harbor Tactical Fund	$ 51,249,204	$ 54,590,978

5.           OPTION CONTRACTS WRITTEN

The number of option contracts written and the premiums received by the Funds during the year ended June 30, 2014, were as follows:

	Granite Harbor Alternative Fund
	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of year	768	$ 73,725
Options written	22,046	2,029,511
Options closed	(15,059)	(1,510,843)
Options exercised	(1,607)	(139,032)
Options expired	(5,841)	(331,833)
Options outstanding, end of year	307	$ 121,528

Granite Harbor Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014

	Granite Harbor Tactical Fund
	Number of	Premiums
	Contracts	Received
Options outstanding, beginning of year	816	$ 65,592
Options written	31,935	2,703,418
Options closed	(22,430)	(2,126,331)
Options exercised	(2,297)	(210,209)
Options expired	(7,820)	(359,830)
Options outstanding, end of year	204	$ 72,640

6.

DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the following years were as follows:

As of June 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation, accumulated net investment losses and accumulated net realized gain from investments is primarily attributable to the tax deferral of losses on wash sales and straddles, mark-to-market on passive foreign investment companies, and adjustments for constructive sales of securities held short, real estate investment trusts and partnerships.

Permanent book and tax differences, primarily attributable to the book/ tax basis treatment of net operating losses and short-term capital gains, and tax adjustments for real estate investment trusts, C-Corporations, partnerships, passive foreign investment companies, and adjustments for the capitalization of in lieu dividend payments made in connection with short sales of stock that have not been held open for more than 45 days, resulted in reclassification for the year ended June 30, 2014 as follows:

Granite Harbor Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2014

7.

INVESTMENT IN RESTRICTED SECURITIES

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale.  Each Fund may invest in restricted securities that are consistent with the Fund’s investment objectives and investment strategies.  The Funds will not invest in a restricted security if, immediately after and as a result of the investment in such security, more than 15% of such Fund’s net assets would be invested in illiquid securities. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Funds or in connection with another registered offering of the securities.  Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

As of June 30, 2014, the Granite Harbor Funds were invested in the following restricted securities:

Granite Harbor Alternative Fund

Security	Initial Acquisition Date	Shares/Par	Cost	Value	% of Net Assets
Aequitas Commercial Finance, LLC*	07/05/2013	1,500,000	$1,500,000	$1,500,000	2.6%
Aequitas Commercial Finance, LLC*	02/28/2014	2,500,000	$2,500,000	$2,500,000	4.4%
Aequitas Commercial Finance, LLC*	06/03/2014	2,000,000	$2,000,000	$2,000,000	3.5%
Raven Rock Credit Fund, LP	06/01/2012	1,291,579	$1,291,579	$1,523,432	2.7%

Granite Harbor Tactical Fund

Security	Initial Acquisition Date	Shares/Par	Cost	Value	% of Net Assets
Aequitas Commercial Finance, LLC*	07/05/2013	3,500,000	$3,500,000	$3,500,000	7.1%
Aequitas Commercial Finance, LLC*	01/17/2014	1,500,000	$1,500,000	$1,500,000	3.0%
Raven Rock Credit Fund, LP	05/31/2012	882,245	$ 897,953	$1,043,512	2.1%

*Each security is subject to the Funds’ right to redemption upon 60 days’ notice and may be extended by the borrower in six month increments, if the Funds fail to give 60 days notice of their intention to redeem on the scheduled maturity date.

8.

SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued.   Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Granite Harbor Alternative Fund and Granite Harbor Tactical Fund

(formerly SCA Absolute Return Fund and SCA Directional Fund, respectively)

and the Board of Trustees of Northern Lights Fund Trust

We have audited the accompanying statements of assets and liabilities of Granite Harbor Alternative Fund and Granite Harbor Tactical Fund, each a series of shares of beneficial interest of Northern Lights Fund Trust (the “Funds”), including the portfolios of investments, as of June 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period then ended and for the period September 8, 2011 (commencement of operations) through June 30, 2012. These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of June 30, 2014 by correspondence with the custodian, brokers, and other parties or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Granite Harbor Alternative Fund and Granite Harbor Tactical Fund as of June 30, 2014, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the two-year period then ended and for the period September 8, 2011 through June 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

August 27, 2014

GRANITE HARBOR FUNDS

SUPPLEMENTAL INFORMATION (Unaudited)

June 30, 2014

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	103	Two Roads Shared Trust (since 2012) (Chairman of the Valuation Committee); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	103	Schroder Global Series Trust and Two Roads Shared Trust (since 2012)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	103

AdvisorOne Funds (2004-2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust. (2007 – May, 2010); The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (2010-2013) and Northern Lights Variable Trust (since 2006)

Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, Partner and President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010).	103	AdvisorOne Funds (16 portfolios) (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	132	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011); Fellow, Office of the Chief Accountant, United States Securities Exchange Commission (2005-2006).	132

Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

GRANITE HARBOR FUNDS

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

June 30, 2014

 Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, GemCom LLC (2004 - 2011).	103	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-282-1100.

Granite Harbor Funds

DISCLOSURE OF FUND EXPENSES (Unaudited)

June 30, 2014

As a shareholder of a Fund you incur ongoing costs, including management fees, distribution and/or service (12b-1 fees) fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period from January 1, 2014 to June 30, 2014 and held for the entire period.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value (1/1/14)	Ending Account Value (6/30/14)	Annualized Expense Ratio	Expenses Paid During the Period* (1/1/14 to 6/30/14)
Actual
Granite Harbor Alternative Fund	$1,000.00	$1,021.66	2.98%	$14.94
Granite Harbor Tactical Fund	$1,000.00	$1,017.01	3.07%	$15.35
Hypothetical (5% return before expenses)
Granite Harbor Alternative Fund	$1,000.00	$1,010.02	2.98%	$14.85
Granite Harbor Tactical Fund	$1,000.00	$1,009.57	3.07%	$15.30

   *Expenses Paid During Period are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181 days and divided by 365 (to reflect the number of days in the period ended June 30, 2014).

Granite Harbor Funds

ADDITIONAL INFORMATION (Unaudited)

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT

Granite Harbor Alternative Fund and Granite Harbor Tactical Fund (Adviser – Genesis Capital, LLC)*

In connection with the regular meeting held on June 25-26, 2014 the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, discussed the renewal of an investment advisory agreement between Genesis Capital LLC (the “Advisor”) and the Trust (the “Advisory Agreement”), with respect to Granite Harbor Alternative Fund (“Granite Harbor Alternative”) and Granite Harbor Tactical Fund (“Granite Harbor Tactical”) (Granite Harbor Alternative and Granite Harbor Tactical each a “Fund” and collectively, the “Funds”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service.  The Trustees noted that the Advisor was established by Strategic Capital Group in 2001, and its primary function is to manage a family of a hedge fund of funds and act as the Advisor to three mutual funds in the Trust.  They further noted that the Advisor manages approximately $112 million in assets with approximately $102 million of that attributable to the Funds.  The Board reviewed the background information on the key investment personnel responsible for servicing the Funds and found their experience in managing large pools of capital, creating and designing portfolios, asset allocation, and alternative investments appropriate.  The Board noted that the Advisor provides identification, research and analysis of investments, due diligence and supervision of sub-advisers, and allocation of the Funds’ capital among various investment strategies.  The Board also examined a comprehensive outline provided by the Advisor of its responsibilities as compared to those of a sub-adviser, and was satisfied with the level of detail of the functions performed by the Advisor with regard to portfolio management oversight.  They noted that the Advisor performs regular monitoring for each Fund and notifies the sub-adviser promptly of any issues or irregularities for immediate corrective action.  While not all strategy risk can be eliminated, the Board noted that the Advisor identified areas of portfolio risk and its approach to those risks in the manner it manages the Funds in a diversified multi-strategy approach, and that the Advisor will apply hedging strategies to lower and manage volatility.  They noted that the Advisor conducts daily reviews of sub-adviser trades to ensure compliance with investment restrictions.  The Board noted the reported compliance by the Advisor in its approach to best execution and broker dealer selection, noting that it takes into consideration quality of service, commission rates charged, experience, broker dealer reputation, and responsiveness to the Advisor.  The Board considered it prospectively beneficial to shareholders that the Advisor has access to the intellectual capital and resources of its affiliated financial firms, and appreciates the expertise of the investment team.  The Board concluded the Advisor will continue to provide a high level quality service to the Funds for the benefit of shareholders.

Performance.   The Trustees reviewed the performance of each Granite Harbor Fund and discussed the performance relative to its peer group, Morningstar category and index.  With respect to Granite Alternative, the Trustees noted the Fund returned 6.81% for the last one year and 3.37% since inception.  They further noted that the Fund outperformed each of the peer group (2.90% and 3.35%), the Morningstar Multi-Alternative category (1.73% and 2.15%), and the HFRX Global Hedge Fund Index (4.63% and 3.19%) for the one year and since inception periods, respectively.  With respect to Granite Tactical, the Trustees noted the Fund outperformed its peer group for the one year (10.59% versus 3.44%) and since inception periods (6.63% versus 3.42%), and outperformed both the Morningstar Multi-alternative category and HFRX Equity Hedge Index over both periods as well.  The Trustees discussed the contributions of each of the sub-advisers to the overall performance of the Fund and noted favorably the Advisor’s ability to select and work with such high quality sub-advisers for the benefit of Fund shareholders.  They discussed the selected index for each Fund noting that each Fund provides access to a hedge fund type structure and, therefore, the chosen benchmark appears to be appropriate.  After further discussion, the Trustees concluded that the performance was reasonable.

Fees and Expenses.   The Trustees reviewed the advisory fee and expense ratio for each Fund, and discussed comparative benchmark and peer group fees.  With respect to Granite Harbor Alternative, they noted that the Advisor charges 1.95%, a portion of which is allocated to the sub-advisers.  They noted that the advisory fee is higher than the peer group (1.39%) and Morningstar category (1.07%) averages, but is within the high/low range of fees presented for each benchmark.  With respect to Granite Harbor Tactical, they noted that the Advisor charges 1.95%, a portion of which is allocated to the sub-advisers.  They noted that the advisory fee is higher than the peer group (1.46%) and Morningstar category (1.07%) averages, but is within the high/low range of fees presented for each benchmark.  They further noted that although the sub-advisers are responsible for a portion of the management of the Funds, the Advisor’s contribution has been positive, including not only management of a significant portion of each Fund’s portfolio, but also building on its existing relationships with the Trust and service providers, its knowledge of the requirements of the 1940 Act, and bearing the risks that are inherent in overseeing and managing a 1940 Act fund.  After further discussion, the Trustees concluded that based on comparative fees, the quality of service the Board has seen from the Advisor in connection with its management of the Funds, and the significant responsibility the Advisor has undertaken in the supervision of the sub-advisers, the proposed advisory fee is not unreasonable.

Economies of Scale.  The Trustees considered the economies of scale and noted that the Advisor agreed in its written response to the Board to consider breakpoints when asset levels for a Fund reach specific levels.  They further noted the Advisor does not foresee any capacity limitations or obstacles to the growth of either Fund that might in some way inhibit growth up to or past the anticipated breakpoint levels.  After discussion, it was the consensus of the Trustees that, based on current size of the Funds, it does not appear that economies had been reached at this time, however, the matter would be revisited at the next renewal of the agreement and as a Fund’s size materially increases.

Profitability.  The Trustees reviewed a profitability analysis prepared by the Advisor for each Fund.  They noted the Advisor realized a profit in connection with its relationship with each Fund, and agreed that for each Fund, the level of profit was reasonable in terms of percentage of revenue and actual dollars.

Conclusion.  Having requested and received such information from the Advisor as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests of the shareholders of Granite Alternative and Granite Tactical.

* Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

Granite Harbor Alternative Fund and Granite Harbor Tactical Fund (Sub-Adviser – Coe Capital Management, LLC)*

 In connection with the regular meetings held on June 25-26, 2014 the Board of Trustees the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between Genesis Capital LLC (“the Advisor”) and Coe Capital Management, LLC (“Coe”), with respect to the Granite Harbor Alternative Fund (“Granite Harbor Alternative”) and Granite Harbor Tactical Fund (“Granite Harbor Tactical”) (Granite Harbor Alternative and Granite Harbor Tactical each a “Fund” and collectively the “Funds”). In considering the renewal of the Sub-Advisory Agreement, the Trustees received materials specifically relating to the Sub-Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Service.  The Trustees noted that Coe was established in 1999 with current assets under management of approximately $450 million, is a research driven investment advisory firm specializing in developing and managing customized portfolios.  The Board reviewed the background information on the key investment personnel who are responsible for servicing the Funds and favorably noted the teams diverse financial industry experience covering portfolio management, research, operations, finance, trading and compliance, and their ability to create customized portfolios targeted to individual client’s financial goals with a focus on risk management. The Board noted that the sub-adviser utilizes its strong research capability to manage its allocated assets of the Funds based on a long/short domestic equity strategy of small and mid-cap securities with a focus on reduced volatility.  The Board also discussed how the sub-adviser’s ongoing research attempts to identify material deviations between the sub-adviser’s in house modeling and analysts’ expectations within certain key metrics.  While not all strategy risks can be eliminated, the Board appreciated that Coe recognizes additional risks associated with strategies consisting of small and mid-cap securities, and observed that the sub-adviser employs several tools to manage that risk, such as using a lower net exposure to the market, broad diversification, and sector specific ETF’s to hedge some sector risk.  The Trustees discussed the sub-adviser’s philosophy that its strongest risk management tool is its repeatable research process.  The Trustees considered that in order to monitor compliance with the Funds’ investment limitations, the sub-adviser conducts pre-trade checks along with daily review of the previous day’s trades for proper allocations.  They noted favorably that the sub-adviser reported no material compliance or litigation issues since the last contract approval.  The Board expressed its satisfaction with the sub-adviser’s organization and research capabilities and concluded that the sub-adviser is staffed to meet its service obligations of the Funds.  The Board concluded the sub-adviser will continue to deliver high quality service to the Funds and the Advisor for the benefit of the shareholders.

Performance.   The Trustees considered the performance of the sub-adviser and its contribution to each Fund’s overall returns.  With respect to Granite Harbor Alternative, they noted that the sub-adviser contributed to the returns of the Fund at a greater rate than the Fund’s overall performance.  They considered the Fund’s performance relative to the Fund’s benchmark, HFRX Global Hedge Fund Index, as well as the returns of the sub-adviser selected index, the HFRX Equity Hedge Index, and noted the sub-adviser outperformed both indexes during the one year period with returns of 9.17% versus 4.63% and 7.03% respectively, and outperformed the Fund’s benchmark since inception with returns of 5.68% versus 4.20%.  With respect to Granite Tactical, the Trustees noted that the sub-adviser’s returns outpaced those of the Fund overall with one year returns of 11.63% versus 10.59%, and since inception provided returns in line with the Fund’s overall return.  They discussed the sub-adviser’s performance relative to the HFRX Equity Hedge Index and noted that the sub-adviser outperformed the index for both the one year (11.63% versus 7.03%) and since inception (7.19% versus 6.49%) periods.  The Trustees reviewed the sub-adviser’s upside and downside capture ratios for both Funds noting that the sub-adviser is capturing more upside than downside on both a one year and year to date basis.  The Trustees agreed that the sub-adviser is performing as expected and is contributing to the overall returns of the Funds.  They concluded that the performance was reasonable.

Fees and Expenses. The Trustees discussed the sub-advisory fee.  They considered Coe’s significance to each Fund’s strategy and further noted the fee is the same as the fee charged to the sub-adviser’s other similar clients.  After discussion, in consideration of the significance of the sub-adviser’s role in each Fund’s strategy, the Trustees concluded the sub-advisory fee charged each Fund is reasonable.

Economies of Scale.    The Trustees considered whether it is likely that the sub-adviser has realized economies of scale with respect to the management of the Funds.  The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.  After discussion, it was the consensus of the Trustees that the lack of breakpoints at this time was acceptable.

Profitability.   The Trustees reviewed the profitability analysis provided by the sub-adviser.  They observed that the sub-adviser realized a marginal but acceptable level of profit in connection with its relationship to each of the Funds, both in terms of percentage of revenue and actual dollars.  After a brief discussion, the Trustees concluded the sub-adviser’s profitability was reasonable with respect to each Fund.

Conclusion.  Having requested and received such information from Coe as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that renewal of the Sub-Advisory Agreement is in the best interests of the shareholders of Granite Harbor Alternative Fund and Granite Harbor Tactical Fund.

Granite Harbor Alternative Fund and Granite Harbor Tactical Fund (Sub-Adviser – Phineus Partners, LP)*

In connection with the regular meetings held on June 25-26, 2014 the Board of Trustees the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between Genesis Capital LLC (“the Advisor”) and Phineus Partners, LP (“Phineus”), with respect to the Granite Harbor Alternative Fund (“Granite Harbor Alternative”) and Granite Harbor Tactical Fund (“Granite Harbor Tactical”) (Granite Harbor Alternative and Granite Harbor Tactical each a “Fund” and collectively the “Funds”). In considering the renewal of the Sub-Advisory Agreement, the Trustees received materials specifically relating to the Sub-Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Service.  The Trustees noted that Phineus was founded in 2002 and with current assets under management of approximately $106 million, and provides discretionary advisory services and portfolio management services to pooled investment vehicles, offshore investment funds, U.S. investment limited partnerships, and separately managed accounts.  The Board reviewed the background information on the key investment personnel who are responsible for servicing the Funds and considered their experience with managing hedge funds and expertise in global long/short equity strategies focused on knowledge based industries including technology, communications and media sectors.  The Trustees noted that Phineus’ investment team also has experience in research, portfolio management, and trading.  The Board observed that Phineus employs a fundamental and disciplined investment approach in the construction of a long/short equity portfolio that meets the investment objectives and guidelines of the Funds, thereby tailoring its advisory services to meet the needs of each Fund.  Recognizing that not all strategy risks can be eliminated, the Board requested information regarding the sub-adviser’s knowledge and understanding of risk with Phineus acknowledging that its aim is to take appropriate risks with the goal of generating positive returns.  Phineus’ strategy is to take what they consider to be a holistic approach to understand the nature and level of risks associated with these returns by examining industry and sector warning signs.  The Trustees noted that Phineus also utilizes the more standardized risk outputs relating to market risk, credit risk, and liquidity risk along with technical tools and positions limits.  They further noted that Phineus’ CCO performs daily compliance monitoring to each Fund’s investment limitations with activities monitored in real time through the sub-adviser’s trading function, and has retained the services of an outside law firm to assist with regulatory and compliance matters which the Board considered as a positive.  The Trustees were informed that Phineus reported no material compliance or litigation issues since the last sub-advisory contract approval.  The Board noted the reported rigor of Phineus’ overall service approach, and in particular how it views and approaches risk management.  The Board concluded that Phineus will continue to provide a high level of quality service to the Funds, the Advisor and shareholders.

Performance.   With respect to Granite Harbor Alternative, the Trustees reviewed Phineus’ contribution to Fund performance over the last one year and since inception noting it has added positively to the Fund’s performance since inception with returns of 19.80%, significantly outpacing the Fund’s overall performance during the last year at 6.81%.  They further noted that Phineus’ returns outpaced both the Fund’s index, the HFRX Global Hedge Fund Index, as well as its selected index, the HFRX Equity Hedge Index, with returns of 4.63% and 7.03%, respectively.  With respect to Granite Harbor Tactical, the Trustees observed that here, too, Phineus contributed positively to the Fund’s overall performance with returns of 19.80% during the last year as compared to the Fund’s total return of 10.59%.  They noted that statistics showed that Phineus outperformed the HFRX Equity Hedged Index in both the one year and since inception periods.  The Trustees agreed that Phineus’ performance has been excellent and significantly contributed to each Fund’s objective, and its returns contributed positively to each Fund’s overall performance.

Fees and Expenses.  The Trustees noted that Phineus manages approximately 10% of the total assets of each Fund.  They discussed the sub-advisory fees, and the fees that the sub-adviser charges to its separate account clients, and noted that they were pleased that the Advisor was able to negotiate a favorable fee structure with the sub-adviser for shareholders.  The Trustees concluded that the sub-advisory fee was reasonable with respect to each Fund.

Economies of Scale.    The Trustees considered whether Phineus has benefited from economies of scale with respect to the management of the Funds.  The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.  After discussion, it was the consensus of the Trustees that the lack of breakpoints at this time was acceptable.

Profitability.    The Trustees reviewed the profitability analysis provided by Phineus.  They noted Phineus realized a profit in connection with its relationship with each of the Funds.  They considered, however, the profit was relatively small in terms of actual dollars and not unreasonable given the services provided.  They discussed Phineus’ representations that it devotes significant resources to ensure long term performance standards.  After discussion, the Trustees concluded Phineus’ profitability was certainly not unreasonable with respect to each of the Funds.

Conclusion.  Having requested and received such information from Phineus as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that renewal of the Sub-Advisory Agreement is in the best interests of the shareholders of Granite Harbor Alternative Fund and Granite Harbor Tactical Fund.

Granite Harbor Alternative Fund and Granite Harbor Tactical Fund (Sub-Adviser – SeaBridge Investment Advisors, LLC)*

 In connection with the regular meetings held on June 25-26, 2014 the Board of Trustees the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between Genesis Capital LLC (“the Advisor”) and Seabridge Investment Advisors, LLC (“Seabridge”), with respect to the Granite Harbor Alternative Fund (“Granite Harbor Alternative”) and Granite Harbor Tactical Fund (“Granite Harbor Tactical”) (Granite Harbor Alternative  and Granite Harbor Tactical each a “Fund” and collectively the “Funds”). In considering the renewal of the Sub-Advisory Agreement, the Trustees received materials specifically relating to the Sub-Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Service.   The Trustees noted that Seabridge has $1.8 billion in assets under management and creates customized investment portfolios of listed global equities for individuals and institutions to meet varying investor needs and risk profiles.  The Board reviewed the background information on the key investment personnel who are responsible for servicing the Funds and expressed satisfaction with the teams financial industry experience with some having had previous positions at major investment banking organizations.  The Board noted that Seabridge has a strong research and analysis team which is core to portfolio construction, market and security selection and maintenance of the underlying portfolio positions.  The Board also reviewed a list of services performed by Seabridge for the Funds and was satisfied that the functions listed added value around portfolio construction, conformance to compliance procedures, review of trading and performance, annual risk assessment, and business continuity plans. Recognizing that not all strategy risks can be eliminated, the Board noted that Seabridge addresses several risks associated with managing a portfolio such as investment risk due to industry and geographical concentrations where it attempts to mitigate risk by diversifying investments across industries and sectors while also getting some exposure to other countries through ADR’s and U.S. companies with a global reach.  The Trustees acknowledged that Seabridge appears to have adequate plans in place to mitigate management and operational risk with additional investment personnel and a fully redundant operations system, and monitors certain key investment restrictions using trade program reports for immediate review prior to trade execution.  The Board noted favorably that Seabridge reported no material compliance or litigation issues since the last sub-advisory contract approval.  The Board was satisfied with Seabridge’s solid infrastructure and how it provides individual care and attention to its clients, including the Funds.  The Board concluded that Seabridge will continue to provide a high level of quality service to each Fund, the Advisor, and shareholders.

Performance.   The Trustees reviewed Seabridge’s contribution to each Fund’s performance over the last one year and since Seabridge began managing Fund assets in 2012 (referred to as “since inception”).  With respect to Granite Harbor Alternative, they noted Seabridge has added positively to the Fund’s performance with returns for the portion of the portfolio it manages of 17.60% over the last year and 18.30% since inception.  They further noted Seabridge has provided returns above with the Fund’s benchmark, the HFRX Global Hedge Fund Index (4.63% for one year and 3.88% since inception), although the performance did trail the S&P 500 for the one year period.  With respect to Granite Harbor Tactical, the Trustees noted Seabridge returned 18.00% for the 1 year versus 18.40% since inception.  They considered that Seabridge’s returns outperformed the Fund’s benchmark (HFRX Equity Hedge Index) as well as Seabridge benchmark (S&P 500) for the since inception period, although the performance did trail the S&P 500 for the one year period.  The Trustees concluded Seabridge’s performance for each of the Funds for the period was very strong.  They noted that Seabridge continues to manage the portion of each Fund’s portfolio allocated to it in a manner consistent with its mandate, and is adding value to each portfolio through its asset allocation selections.

Fees and Expenses.  The Trustees discussed the sub-advisory fee in connection with its relationship with each Fund.  They reviewed the fees charged by the sub-advisor to other clients noting that the fee compares favorably to Seabridge’s standard fee.  The Trustees discussed the overall fee structure noting that the Advisor was able to negotiate a favorable fee structure with the sub-advisor for shareholders.  They concluded that the sub-advisory fee was reasonable with respect to each Fund.

Economies of Scale.    The Trustees considered whether it is likely that Seabridge has realized economies of scale with respect to the management of the Funds.  The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.  After discussion, it was the consensus of the Trustees that the lack of breakpoints was acceptable.

Profitability.   The Trustees reviewed the profitability analysis provided by Seabridge.  They noted Seabridge realized a marginal profit in connection with its relationship to each of the Funds, both in terms of percentage of revenue and actual dollars.  After a brief discussion, the Trustees concluded Seabridge’s profitability was reasonable with respect to each of the Funds.

Conclusion.  Having requested and received such information from Seabridge as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that renewal of the Sub-Advisory Agreement is in the best interests of the shareholders of Granite Harbor Alternative Fund and Granite Harbor Tactical Fund

Granite Harbor Alternative Fund and Granite Harbor Tactical Fund (Sub-Adviser – Tiburon Capital Management, LLC)*

 In connection with the regular meetings held on June 25-26, 2014 the Board of Trustees the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between Genesis Capital LLC (“the Advisor”) and Tiburon Capital Management, LLC (“Tiburon”), with respect to the Granite Harbor Alternative Fund (“Granite Harbor Alternative”) and Granite Harbor Tactical Fund (“Granite Harbor Tactical”) (Granite Harbor Alternative and Granite Harbor Tactical each a “Fund” and collectively the “Funds”). In considering the renewal of the Sub-Advisory Agreement, the Trustees received materials specifically relating to the Sub-Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Service.   The Trustees considered that Tiburon was founded by the former portfolio manager of a major hedge fund manager in 2009, and specializes in creating solutions for its clients based on their risk, return, and liquidity requirements through the use of event-driven investment strategies across fixed income, equities and derivatives.  They noted that in October 2012, Tiburon was purchased by Gray & Company, an investment management firm with approximately $11 billion in assets under management. The Board further noted that the Tiburon investment team has a dual association with both firms which enables it to leverage intellectual capital and resources. The Board reviewed the background information on the key investment personnel who are responsible for servicing the Funds and acknowledged satisfaction with the teams’ financial industry history, and experience with managing hedge funds and alternative strategies.  The Board noted Tiburon places a premium on its research and analysis to support a proprietary methodology used to construct and manage a complex strategy consisting of special situation securities, fundamental distressed and stressed securities and capital structure arbitrage attempting to take advantage of market inefficiencies.  With the understanding that not all strategy risks can be eliminated, the Board reviewed Tiburon’s risk management process and was satisfied with Tiburon’s enhanced practices which includes stress tests and scenario analysis, monitoring of volatility changes and limits on position sizes by issuer, geography and industry to help ensure sector and asset class diversification.  The Board was informed that that Tiburon also provides compliance monitoring for the portion of the assets under its management by utilizing a proprietary system to program each Fund’s authorized securities, risk rules, and exposure limits, which provides real time monitoring to the investment limitations.  The Trustees noted favorably that Tiburon reported no material compliance or litigation issues since the last sub-advisory contract approval, and acknowledged the significant achievement of a finding of “no deficiencies” in connection with a 2013 SEC exam.  The Board was satisfied with the credentials of Tiburon’s investment team and that they can leverage resources from the parent company, Gray & Company.  The Board concluded that Tiburon is fully capable of continuing to provide a high level of quality service to each Fund, the Advisor and shareholders.

Performance. The Trustees reviewed Tiburon’s contribution to each Fund’s returns.  With respect to Granite Alternative, they noted that Tiburon outperformed the Fund’s benchmark (HFRX Global Hedge Fund Index) as well as the HFRI Event Driven Index for the one year period with returns of 21.15% versus 4.63% and 10.56%, respectively.  They discussed the high downside capture realized during the period and noted that Tiburon indicated this was a consequence of its value strategy.  With respect to Granite Tactical, they noted that Tiburon’s performance contributed positively to the Fund’s total returns.  The Trustees considered that Tiburon returned 14.69% during the one year versus 7.03% by the Fund’s index.  After discussion, the Trustees concluded Tiburon’s performance was, overall, a positive contribution to the Funds.

Fees and Expenses.  The Trustees discussed the sub-advisory fees for its services to the Funds.  They considered that Tiburon’s fee is within the range of fees charged by  Tiburon to its separate account clients.  After further discussion, the Trustees concluded that the sub-advisory fee was reasonable.

Economies of Scale.  The Trustees considered whether it is likely that Tiburon has realized economies of scale with respect to the management of the Funds.  The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.  After discussion, it was the consensus of the Trustees that the lack of breakpoints was acceptable.

Profitability.  The Trustees reviewed the profitability analysis provided by Tiburon.  They noted Tiburon’s estimates indicate it realized a negligible profit in connection with its relationship to each of the Funds, both in terms of percentage of revenue and actual dollars.  After a brief discussion, the Trustees concluded Tiburon’s profitability was reasonable with respect to each of the Funds.

Conclusion.  Having requested and received such information from Tiburon as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that renewal of the Sub-Advisory Agreement is in the best interests of the shareholders of Granite Harbor Alternative Fund and Granite Harbor Tactical Fund.

Granite Harbor Alternative Fund and Granite Harbor Tactical Fund (Sub-Adviser – Chilton Capital Management LLC)*

 In connection with the regular meetings held on September 24-25, 2014 the Board of Trustees the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between the Genesis Capital LLC (“the Advisor”) and Chilton Capital Management LLC (“Chilton”), with respect to the Granite Harbor Alternative Fund (“Granite Harbor Alternative”) and Granite Harbor Tactical Fund (“Granite Harbor Tactical”) (Granite Harbor Alternative and Granite Harbor Tactical each a “Fund”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Sub-Advisory Agreement.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement and the weight to be given to each such factor.  The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor.  Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Service.   The Trustees noted that Chilton is an employee owned independent registered investment adviser providing investment advisory services to individuals, family offices, foundations, and institutions through separately managed accounts, managing approximately $1 billion in assets.  The Trustees reviewed the background information provided on the key investment personnel responsible for servicing the Funds and noted their satisfaction with the depth of their experience in investment management and financial services, especially their extensive experience and knowledge in REIT’s and real estate related companies and noted the depth of experience within the overall organization.  They noted that Chilton will be tasked with executing its long only investment strategy in liquid equity real estate investment trusts (“REIT”s) and other publicly traded real estate related companies based primarily in North America for the Funds.  The Trustees considered favorably that Chilton utilizes a dedicated REIT team with a combined 45 years of industry experience to conduct extensive daily and ongoing research it receives from various sources from around the country and applies the information to the firm’s proprietary pricing model which determines the buy/sell decision.  While not all risks can be eliminated, the Board was satisfied with Chilton’s approach on how it will attempt to mitigate various risks associated with its strategy, such as creating a diversified portfolio across multiple sectors and geographies, having an in-depth knowledge of each holding in the portfolio, employing strict buy/sell disciplines, and mandating limits at the security and sector levels.  The Trustees noted that Chilton monitors compliance to the Funds’ investment limitations through reports produced from third party software, where the restrictions are hard coded and that assists in analyzing risk at the individual security holding level and aggregate portfolio level.  They noted there have been no material compliance or litigation issues reported.  The Board expressed its satisfaction that the Advisor found a best of breed sub-adviser as demonstrated by its solid infrastructure and in-depth experience of REIT’s. The Board concluded that Chilton has all the necessary qualifications to provide a high level of quality service to the Funds, which can potentially benefit the shareholders.

Performance.  The Trustees considered the performance of a composite of 85-90% of the separate accounts managed by Chilton.  They noted that, since its January 1, 2005 inception, the composite performance shows substantial outperformance relative to the benchmark US MSCI REIT Index.  They further noted that MPT statistics over all periods shown indicated a lower beta and excess return of 3.23% per year since inception, and volatility measures showed the strategy to be slightly less volatile than the index while adding more return per unit of risk.  With respect to the upside/downside capture ratio, they noted that it appears Chilton has historically captured approximately 90% of the upside and reduced downside capture to about 80%.  The Trustees concluded that Chilton has the potential to help the Funds meet their objectives with less volatility than the traditional equity markets.

Fees and Expenses.  The Trustees noted that the addition of Chilton as an additional sub-adviser to the Funds would not impact either Fund’s total advisory fee of 1.95% per Fund.  They further noted that Chilton proposed to charge 0.55%, which is lower than the base fee and initial breakpoint fee charged to its SMA clients but slightly higher than the 0.50% fee charged for SMAs of $10 million or more.  After discussion, the Trustees concluded the fee was reasonable as it provides shareholders the benefit of a manager with substantial REIT expertise at a lower fee.

Economies of Scale.  The Trustees considered whether there will be economies of scale with respect to the management of the Funds.  The Trustees agreed that this was an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense.  After discussion, it was the consensus of the Trustees that the lack of breakpoints was acceptable.

Profitability. The Trustees reviewed the profitability analysis provided by Chilton and noted modest anticipated profits for the first year in terms of estimated actual dollars to be earned and in terms of a percentage of revenue.  After discussion, the Trustees concluded that profits would not be unreasonable.

Conclusion.  Having requested and received such information from Chilton as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the shareholders of the Granite Harbor Alternative Fund and the Granite Harbor Tactical Fund.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Funds.

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

NORTHERN LIGHTS FUND TRUST

Page 2

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust doesn’t jointly market.

How to Obtain Proxy Voting Information

Information regarding how the Funds vote proxies relating to portfolio securities during the most recent 12-month period ending June 30th as well as a description of the policies and procedures that the Funds used to determine how to vote proxies is available without charge, upon request, by calling 1-855-282-1100 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330).  The information on Form N-Q is available without charge, upon request, by calling 1-855-282-1100

Investment Adviser

Genesis Capital, LLC

7191 Wagner Way NW, Suite 302

Gig Harbor, WA 98335

Administrator

Gemini Fund Services, LLC

80 Arkay Drive

Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark Gersten and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl Mr. Gersten and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2014 – $33,000

2013 – $33,000

(b)

Audit-Related Fees

2014 – None

2013 – None

(c)

Tax Fees

2014 – $4,000

2013 – $4,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2014 - None

2013 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2014

2013

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2014 - $4,000

2013 - $4,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/Andrew B. Rogers

       Andrew B. Rogers, President

Date

9/8/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Andrew B. Rogers

        Andrew B. Rogers, President

Date

9/8/14

By (Signature and Title)

/s/Kevin Wolf

       Kevin Wolf, Treasurer

Date

9/8/14